EXHIBIT 4.(i)B

                           FARMLAND INDUSTRIES, INC.

                                      AND

                      COMMERCE BANK, NATIONAL ASSOCIATION

                                    TRUSTEE

                             SUBORDINATED INDENTURE

                          Dated as of December 4, 1997



        Providing for Issuance of Subordinated Debt Securities in Series



                           FARMLAND INDUSTRIES. INC.


       Cross Reference Sheet Showing the Location in the Indenture of the
      Provisions Inserted Pursuant to Section 310 through 318(a) Inclusive of the Trust Indenture Act of 1939


     SECTION NUMBER OF TRUST
      INDENTURE ACT OF 1939                 INDENTURE SECTION


   SEC. 310 - ELIGIBILITY AND DISQUALIFICATION OF TRUSTEE
           (a)(1)............................Sec. 6.03
              (2)............................Sec. 9.01
              (3)............................Not applicable
              (4)............................Not applicable
           (b)  .............................Sec. 9.14


   SEC. 311 - PREFERENTIAL COLLECTION OF CLAIMS AGAINST OBLIGOR

           (a)   ............................Sec  9.15
           (b)   ............................Sec. 9.15

   SEC. 312 - BONDOWNERS' LISTS

           (a)   ............................Sec. 7.01
           (b)   ............................Sec. 7.02(b)
           (c)   ............................Sec. 7.02(c)


   SEC. 313 - REPORTS BY INDENTURE TRUSTEE

           (a)   ............................Sec. 7.03
           (b)   ............................     7.03
           (c)   ............................     7.03
           (d)   ............................     7.03


   SEC. 314 - REPORTS BY OBLIGOR; EVIDENCE OF COMPLIANCE WITH INDENTURE
   PROVISIONS

           (a)   ............................Sec. 7.04; 7.05
           (b)   ............................Not applicable
           (c)(1)............................Sec. 16.06
           (c)(2)............................Sec. 16.06
           (c)(3)............................Not applicable
           (d)   ............................Not applicable
           (e)   ............................Sec. 16.06


   SEC. 315 - DUTIES AND RESPONSIBILITY OF THE TRUSTEE

           (a)   ............................Sec. 9.02; 9.03; 9.04
           (b)   ............................Sec. 8.02
           (c)   ............................Sec. 9.02
           (d)   ............................Sec. 9.04
               (1)...........................Sec. 9.04(a); 9.04(b)
               (2)...........................Sec. 9.04(c)
               (3)...........................Sec. 9.04(d)
           (e)   ............................deemed contained in Indenture
                                             pursuant to Trust Indenture
                                             Act



   SEC. 316 - DIRECTIONS AND WAIVERS BY BONDOWNERS; PROHIBITION OF IMPAIRMENT
          OF HOLDER'S RIGHT TO PAYMENT

           (a)   ............................Sec. 8.06
               (1)...........................Sec. 8.06
               (2)...........................Sec. 8.06
           (b)   ............................Sec. 8.05
           (c)   ............................deemed contained in Indenture
                                             pursuant to Trust Indenture Act


   SEC. 317 - SPECIAL POWERS OF TRUSTEE; DUTIES OF PAYING AGENTS

           (a)   ............................Sec. 8.04
               (1)...........................Sec. 8.04
               (2)...........................Sec. 8.04
           (b)   ............................Sec. 6.04; 9.09


   SEC. 318 - EFFECT OF PRESCRIBED INDENTURE PROVISIONS

           (a)   ............................Sec. 16.08
           (c)   ............................Sec. 16.08


                               TABLE OF CONTENTS

                                                             Page

RECITALS........................................................1

ARTICLE ONE.....................................................2
DEFINITIONS.....................................................2
 Section 1.01  Definitions. ....................................2

ARTICLE TWO.....................................................9
SECURITY FORMS..................................................9
 Section 2.01.  Forms Generally. ...............................9
 Section 2.02.  Form of Trustee's Certificate of
          Authentication. .....................................10
 Section 2.03.  Uncertificated Securities .....................11

ARTICLE THREE..................................................12

THE SECURITIES.................................................12
 Section 3.01.  Amount Unlimited; Issuable in Series. .........12
 Section 3.02.  Denominations. ................................16
 Section 3.03.  Execution, Authentication, Delivery and
          Dating. .............................................16
 Section 3.04.  Temporary Securities. .........................17
 Section 3.05.  Registration, Transfer and Exchange. ..........18
 Section 3.06.  Replacement Securities. .......................20
 Section 3.07.  Payment of Interest; Interest Rights
          Preserved. ..........................................22
 Section 3.08.  Cancellation. .................................23
 Section 3.09.  CUSIP Numbers. ................................24

ARTICLE FOUR...................................................24
REDEMPTION BY ASSOCIATION......................................24
 Section 4.01.  Securities Subject to Redemption. .............24
 Section 4.02.  Notice of Redemption. .........................25
 Section 4.03.  Securities Payable on Redemption Date. ........25
 Section 4.04.  Securities Redeemed in Part. ..................26

ARTICLE FIVE...................................................26
REDEMPTION BY HOLDER...........................................26
 Section 5.01.  Redemption by Holder. .........................26
 Section 5.02.  Securities Redeemed in Part. ..................27
 Section 5.03.  No Set-Aside. .................................27

ARTICLE SIX....................................................27
PARTICULAR COVENANTS OF THE ASSOCIATION........................27
 Section 6.01.  Payments of Principal and Interest. ...........27
 Section 6.02.  Maintenance of Office or Agency. ..............28
 Section 6.03.  Appointment of Trustee. .......................28
 Section 6.04.  Appointment of Duties of Paying Agent. ........28
 Section 6.05.  Report to Trustee. ............................29
 Section 6.07.  Securities Subordinated to Senior
          Indebtedness. .......................................30

ARTICLE SEVEN..................................................37
HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ASSOCIATION..........37
 Section 7.01.  Association to Furnish Trustee Names and
          Addresses of Holders. ...............................37
 Section 7.02.  Preservation of Information, Communications
          to Holders. .........................................38
 Section 7.03.  Reports by Trustee. ...........................38
 Section 7.04.  Reports by the Association. ...................39
 Section 7.05.  Annual Review Certificate. ....................39

ARTICLE EIGHT..................................................40
REMEDIES IN EVENT OF DEFAULT...................................40
 Section 8.01.  Event of Default Defined. .....................40
 Section 8.02.  Trustee to Notify Holder of Defaults. .........41
 Section 8.03.  Acceleration Upon Default. ....................42
 Section 8.04.  Right of Trustee to Sue Association Upon
          Default. ............................................43
 Section 8.05.  Right of Holder to Receive Payment or Sue. ....44
 Section 8.06.  Right of Holders to Direct Time, Method and
          Place of Conducting Proceeding for Remedy
          Available to Trustee. ...............................44
 Section 8.07.  Notice of Defaults. ...........................45

ARTICLE NINE...................................................46
CONCERNING THE TRUSTEE.........................................46
 Section 9.01.  Qualification of Trustee. .....................46
 Section 9.02.  Acceptance and Undertaking of Trustee. ........46
 Section 9.03.  Examination of Evidence by Trustee. ...........46
 Section 9.04.  Trustee not Relieved of Liability for Own
          Negligence or Willful Misconduct. ...................47
 Section 9.05.  Trustee May Rely on Recitals of Fact. .........49
 Section 9.06.  Right of Trustee to Rely on Certain
          Documents. ..........................................49
 Section 9.07.  Trustee Not Responsible for Approval of Any
          Expert. .............................................49
 Section 9.08.  Right of Trustee to Become Owner or Pledgee
          of Securities. ......................................50
 Section 9.09.  Monies Received by Trustee to be Held in
          Trust. ..............................................50
 Section 9.10.  Compensation of Trustee. ......................51
 Section 9.11.  Enforcement by Trustee of Right to
          Compensation. .......................................51
 Section 9.12.  Trustee May Rely Upon Certificate of
          Association. ........................................54
 Section 9.13.  Right of Trustee to Give Notice of Action. ....55
 Section 9.14.  Conflicting Interest of Trustee. ..............55
 Section 9.15.  Duties of Trustee if it Becomes Creditor of
          Association. ........................................56
 Section 9.16.  Resignation and Discharge of Trustee. .........57
 Section 9.17.  Removal of Trustee. ...........................57
 Section 9.18.  Filling Vacancy. ..............................58
 Section 9.19.  Duties of Successor Trustee. ..................59
 Section 9.20.  Merger or Consolidation of or with Trustee. ...60
 Section 9.21.  Duties of Trustee Governed by Laws of
          Missouri. ...........................................61

ARTICLE TEN....................................................61
CONCERNING THE HOLDERS.........................................61
 Section 10.01.  Proof of Action by Holders. ..................61
 Section 10.02.  What Constitutes a Writing. ..................62
 Section 10.03.  Holder Named in Certificate Treated as
          Absolute Owner. .....................................62
 Section 10.04. Securities Owned by Association to be Disregarded in Computing Requisite Amount of
          Securities. .........................................62
 Section 10.05.  Holders May Revoke Prior Action. .............63

ARTICLE ELEVEN.................................................63
HOLDERS  MEETINGS..............................................64
 Section 11.01.  Purpose of Meetings. .........................64
 Section 11.02.  Call of Meeting and Notice Required. .........64
 Section 11.03.  Request of Trustee to Call Meeting. ..........65
 Section 11.04.  Who May Vote at Meeting. .....................66
 Section 11.05.  Regulations Made by Trustee. .................66
 Section 11.06.  Form of and Recording Vote. ..................67

ARTICLE TWELVE.................................................68
SUPPLEMENTAL INDENTURES........................................68
 Section 12.01.  Supplemental Indentures Without Consent of
          Holders. ............................................68
 Section 12.02.  Supplemental Indentures With Consent of
          Holders. ............................................70
 Section 12.03.  Compliance with Trust Indenture Act. .........71
 Section 12.04.  Execution of Supplemental Indentures. ........72
 Section 12.05.  Reference in Securities to Supplemental
          Indentures. .........................................72

ARTICLE THIRTEEN...............................................73
CONSOLIDATION, MERGER, SALE OR CONVEYANCE......................73
 Section 13.01.  Consolidation or Merger of or with
          Association. ........................................73
 Section 13.02.  Rights and Duties of Successor Corporation
          or Entity. ..........................................73
 Section 13.03.  Opinion of Counsel. ..........................74

ARTICLE FOURTEEN...............................................76
SATISFACTION, DISCHARGE AND DEFEASANCE.........................76
 Section 14.01.  Termination of Association's Obligations
          Under the Indenture. ................................76
 Section 14.02.  Application of Trust Funds. ..................78
 Section 14.03. Applicability of Defeasance Provisions; Association's Option to Effect Defeasance or
          Covenant Defeasance. ................................78
 Section 14.04.  Defeasance and Discharge. ....................79
 Section 14.05.  Covenant Defeasance. .........................79
 Section 14.06.  Conditions to Defeasance or Covenant
          Defeasance. .........................................80
 Section 14.07.  Deposited Money and Government Obligations
          to Be Held in Trust. ................................83
 Section 14.08.  Repayment to Association. ....................84
 Section 14.09.  Indemnity for Government Obligations. ........84
 Section 14.10.  Reinstatement. ...............................85

ARTICLE FIFTEEN................................................86
IMMUNITY OF INCORPORATORS, STOCKHOLDERS,.......................86
OFFICERS AND DIRECTORS.........................................86
 Section 15.01.  No Recourse. .................................86

ARTICLE SIXTEEN................................................87
MISCELLANEOUS PROVISIONS.......................................87
 Section 16.01.  Covenants of Association Bind its
          Successors and Assigns. .............................87
 Section 16.02.  Acts by Successor Corporation. ...............87
 Section 16.03.  Surrender of Rights and Powers Reserved to
          Association. ........................................87
 Section 16.04.  Service of Notice on Association. ............88
 Section 16.05.  Indenture Governed by Laws of Missouri. ......88
 Section 16.06.  Officers' Certificate and Opinion of
          Counsel. ............................................88
 Section 16.07.  Due Date on Saturday, Sunday or Legal
          Holiday. ............................................89
 Section 16.08.  Conflict with Trust Indenture Act. ...........90
 Section 16.09.  Indenture Executed in Counterparts. ..........90



     THIS INDENTURE (the "Indenture"), dated as of the 4th day of December, 1997, between FARMLAND INDUSTRIES, INC., a corporation duly organized and existing under the laws of the State of Kansas (hereinafter sometimes referred to as the "Association"), party of the first part, and COMMERCE BANK, NATIONAL ASSOCIATION, a corporation duly organized and existing under the law of the United States of America (hereinafter sometimes referred to as the "Trustee"), party of the second part.

                                    RECITALS

     The Association has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness ("Securities") to be issued in one or more series as herein provided.

     All things necessary to make the Securities, when executed by the Association and authenticated and delivered hereunder and duly issued by the Association have been done.

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed as follows for the equal and ratable benefit of the Holders of the Securities or of any series thereof:

     All acts and things necessary to make the Securities, when executed by the Association and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Association, and to constitute these presents a valid Indenture and agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Securities have in all respects been duly authorized, and the Association, in the exercise of legal right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver the Securities.




                                  ARTICLE ONE


                                  DEFINITIONS

     Section 1.01  Definitions.

     The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939 or which are by reference therein defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed.
Association:

     The term "Association" shall mean Farmland Industries, Inc., and subject to the provisions of Article Thirteen, shall also include its successors and assigns.

Association Order and Association Request:

     The terms "Association Order" and "Association Request" shall mean, respectively, a written order or request signed in the name of the Association by two officers, one of whom must be the Chairman of the Board, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, a Vice President, the Treasurer or the Secretary of the Association.

Authorized Newspaper:

     The term "authorized newspaper" shall mean a newspaper printed in the English language and customarily published at least once a day for at least five days in each calendar week and of general circulation in the city in which it is published.

Board of Directors:

     The term "Board of Directors", when used with the reference to the Association, shall mean the Board of Directors of the Association, or the Executive Committee of such Board.

Board Resolution:

     The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Association to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

Default:

     The term "Default" shall have the meaning specified in Section 8.02.

Defaulted Interest:

     The term "Defaulted Interest" shall have the meaning specified in Section 3.07.

Event of Default:

     The term "Event of Default" shall mean any event specified in Section 8.01.

Government Obligations:

     The term "Government Obligations" shall mean securities that are (x) direct obligations of the United States of America, for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (x) or
(y), are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such Government Obligation or a specific payment of principal of or interest on any such Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Government Obligation or the specific payment of principal of or interest on the Government Obligation evidenced by such depository receipt.

Holder:

     The term "Holder" means a Person in whose name a Security of any series is registered in the Register.

Indenture:

     The term "Indenture" shall mean this Instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 3.01.

Interest Payment Date:

     The term "Interest Payment Date", with respect to any security, shall mean the Stated Maturity of an installment of interest on such security.


Officers' Certificate:

     The term "Officers' Certificate" shall mean a certificate signed by the President and/or any Vice President and by an accountant who may be the Controller, any Assistant Controller or any other accounting officer of the Association. Each such certificate shall include the statements provided for in
Section 16.06, if and to the extent required by the provisions thereof.

Opinion of Counsel:

     The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who shall be satisfactory to the Trustee and who may be an employee of or of counsel to the Association. Each such opinion shall include the statements provided for in Section 16.06, if and to the extent required by the provisions thereof.

Outstanding:

     The term "Outstanding" when used with reference to Securities, shall, subject to the provisions of Section 10.04, mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

     (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee cancelled or for cancellation;

     (b) Securities for the payment or redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or shall have been set aside and segregated in trust by the Association, provided, however, that if such Securities are to be redeemed, notice of such redemption shall have been given as provided in Article Four, or provision satisfactory to the Trustee shall have been made for giving such notice; and

     (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of
          Section 3.06.

Register:

     The term "Register" has the meaning specified in Section 3.05.

Registrar:

     The term "Registrar" has the meaning specified in Section 3.05.

Responsible Officer:

     The term "Responsible Officer", when used with respect to the Trustee, shall mean the President, any Vice President, the Secretary, the Treasurer, any trust officer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or one to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

Security or Securities:

     The term "Security" or "Securities" has the meaning stated in the first recital of this Indenture and more particularly means a Security or Securities of the Association issued, or a certificate evidencing ownership thereof, authenticated and delivered under this Indenture.

Senior Indebtedness:

     The term "Senior Indebtedness" has the meaning specified in Section 6.07.

Special Record Date:

     The term "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.07.

Stated Maturity:

     The term "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security or in an interest coupon representing such installment of interest as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

Trustee:

     The term "Trustee" shall mean the Commerce Bank, National Association and, subject to the provisions of Article Nine hereof, shall also include its successors and assigns.

Trust Indenture Act of 1939:

     The term "Trust Indenture Act of 1939" (except as herein otherwise expressly provided or unless the context otherwise requires) shall mean the Trust Indenture Act of 1939 as in force at the date of this Indenture when originally executed.

Uncertificated Securities:

          The term "Uncertificated Securities" shall mean a Security that is not represented by a certificate.

                                  ARTICLE TWO


                                 SECURITY FORMS

     Section 2.01.  Forms Generally.

     The Securities of each series and the Trustee's certificate of authentication and the interest coupons, if any, to be attached shall be in substantially such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any applicable securities exchange, organizational document, governing instrument or law or as may, consistently herewith, be determined by the officers executing such Securities and interest coupons, if any, to be attached thereto, as evidenced by their execution of the Securities and interest coupons, if any. If temporary Securities of any series are issued as permitted by Section 3.04, the form thereof also shall be established as provided in the preceding sentence. If the forms of Securities and interest coupons, if any, of any series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Securities or interest coupons, if any, shall be delivered to the Trustee at or prior to the delivery of the Association Order contemplated by Section 3.03 for the authentication and delivery of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

     The definitive Securities and interest coupons, if any, may be printed, typewritten, lithographed or engraved, or may be produced in any other manner, all as determined by the officers executing such Securities and interest coupons, if any, as evidenced by their execution of such Securities and interest coupons, if any.

     Section 2.02.  Form of Trustee's Certificate of Authentication.

     Unless otherwise provided as contemplated by Section 3.01, the Trustee's certificate of authentication shall be included on the Securities and shall be substantially in the form as follows:

                      TRUSTEE'S CERTIFICATE OF AUTHENTICATION.


    This is one of the Securities referred to in the within-mentioned Indenture.


            COMMERCE BANK, NATIONAL ASSOCIATION.



                         __________________________________
                         As Trustee




                         By:
                                   Authorized Signatory



     Section 2.03.  Uncertificated Securities

     (a) In lieu of issuing certificates to evidence ownership of Securities, the Association may determine to issue the Securities of any series, including any series which has previously been issued in certificated form, as Uncertificated Securities. Any Uncertificated Securities shall be treated as "uncertificated securities" as the term is used in Article 8 of the Uniform Commercial Code as in effect in the State of Missouri, and such Article 8, to the maximum extent permitted by law, shall govern the Uncertificated Securities. Notwithstanding any provision of this Indenture to the contrary, the registration on the Register of any Security which is in uncertificated form, whether upon original issuance or transfer, shall be deemed to constitute an authentication of such Security by the Trustee, and no further authentication shall be necessary. In addition, whenever any provision of this Indenture shall require that a Security be surrendered, that requirement shall not apply to a Security in uncertificated form, to the extent that such provision requires surrender of a physical certificate.

     (b) The Association may establish any rules, regulations, procedures and forms for the purpose of noting ownership of Uncertificated Securities, for registration of transfers, exchanges, and surrenders of Uncertificated Securities and for other matters pertaining to the issuance of Securities in uncertificated form as the Association, in its discretion, shall deem necessary or desirable.

                                 ARTICLE THREE

                                 THE SECURITIES

     Section 3.01.  Amount Unlimited; Issuable in Series.

     (a) The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued from time to time in one or more series.

     (b) The following matters shall be established with respect to each series of Securities issued hereunder (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 3.03) set forth, or determined in the manner provided, in an Officers' Certificate or (iii) in one or more indentures supplemental hereto:

     (1) the title of the Securities of the series (which title shall distinguish the Securities of the series from all other series of Securities);

     (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture which limit shall not pertain to Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 3.04, 3.05 or 3.06;

     (3) the date or dates on which the principal of and premium, if any, on the Securities of the series shall be payable or the method or methods of determination thereof;

     (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method or methods of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method or methods by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable, the right, if any, of the Association to defer or extend an Interest Payment Date, the record date, if any, for the interest payable on any Interest Payment Date, and the basis upon which interest shall be calculated if other than that of a 365-day year;

     (5) the place or places where the principal of, premium, if any, and interest, if any, on Securities of the series shall be payable, any Securities of the series may be surrendered for registration of transfer, any Securities of the series may be surrendered for exchange, and notices and demands to or upon the Association in respect of the Securities of the series and this Indenture may be served and where notices to Holders may be sent.

     (6) the period or periods within which, the price or prices at which, and the other terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Association and, if other than as provided in Article Four, the manner in which the particular Securities of such series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

     (7) the obligation, if any, of the Association to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the other terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

     (8)  the denominations in which Securities of the series shall be issuable;

     (9) if other than the entire principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration thereof pursuant to Section 8.03 or the method by which such portion shall be determined;

     (10) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

     (11) any deletions from, modifications of or additions to the Events of Default set forth in Section 8.01 or covenants of the Association set forth in Article Six pertaining to the Securities of the series;

     (12) the forms of the Securities and interest coupons, if any, of the series;

     (13) the applicability, if any, to the Securities and interest coupons, if any, of the series of Sections 14.04 and 14.05, or such other means of defeasance or covenant defeasance as may be specified for the Securities and interest coupons, if any, of such series;

     (14) if other than the Association, the identity of any Registrar and any Paying Agent;

     (15) any restrictions on the registration, transfer or exchange of the Securities of the series; and

     (16) any other terms of the series including any terms which may be required by or advisable under United States laws or regulations or advisable (as determined by the Association) in connection with the marketing of Securities of the series.

     (c) Subject to any controlling provision of the Trust Indenture Act, in the event of any inconsistency between the terms of this Indenture and the terms applicable to a series of Securities established in the manner permitted by
Section 3.01, the (i) Board Resolution, (ii) Officers' Certificate or (iii) supplemental indenture setting forth such conflicting term shall prevail.

     (d) All Securities of any one series and interest coupons, if any, appertaining thereto shall be substantially identical except as to denomination and except as may otherwise be provided (i) by a Board Resolution, (ii) by action taken pursuant to a Board Resolution and (subject to Section 3.03) set forth, or determined in the manner provided, in the related Officers' Certificate or (iii) in an indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, additional Securities of any series may be issued from time to time, without the consent of the then Holders of Securities of that series.

     (e) If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth, or providing the manner for determining, the terms of the Securities of such series, and an appropriate record of any action taken pursuant thereto in connection with the issuance of any Securities of such series shall be delivered to the Trustee prior to the authentication and delivery thereof.

     Section 3.02.  Denominations.

     Unless otherwise provided as contemplated by Section 3.01, any Securities of a series denominated in Dollars shall be issuable in denominations of not less than U.S. $1,000.

     Section 3.03.  Execution, Authentication, Delivery and Dating.

     (a) The Securities, upon the execution of this Indenture, or from time to time thereafter, may be executed by the Association and delivered to the Trustee for authentication, and, upon Association Order, the Trustee shall thereupon authenticate and deliver said Securities.

     (b) Unless otherwise provided as contemplated by Section 3.01, the Securities shall be dated the first day in which the payment of the full purchase price thereof is received by the Association at its offices in Kansas City, Missouri.

     (c) The Securities will be signed on behalf of the Association by its President or Vice President, under its corporate seal, attested by its Secretary or Assistant Secretary. The signatures of such officers and the corporate seal of the Association may be facsimile signatures.

     (d) Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purposes. Such certificate by the Trustee upon any Security executed by the Association shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

     (e) In case any officer of the Association who shall have signed any of the Securities shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Association, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities had not ceased to be such officer of the Association; and any Securities may be signed on behalf of the Association by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Association, although at the date of the execution of this Indenture any such person was not such officer.

     Section 3.04.  Temporary Securities.

     Pending the preparation of definitive Securities of any series, the Association may execute and, upon Association Order, the Trustee shall authenticate and deliver temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor and form, with or without interest coupons, of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities and interest coupons, if any.

     If temporary Securities of any series are issued, the Association will cause definitive Securities of such series to be prepared without unreasonable delay. After preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Association pursuant to Section 6.02 for such series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured interest coupons appertaining thereto), the Association shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and of like tenor. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series except as otherwise specified as contemplated by
Section 3.01.

     Section 3.05.  Registration, Transfer and Exchange.

     The Association shall cause to be kept at the office or agency to be maintained by the Association in accordance with Section 6.02 a register (the "Register") in which, subject to such reasonable regulations as it may prescribe, the Association shall provide for the registration of Securities and the registration of transfers of Securities. The Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Association is hereby initially appointed "Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security of any series at the office or agency maintained pursuant to Section 6.02 for that series, the Association shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor and containing identical terms and provisions.

     At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations, of a like aggregate principal amount and tenor and containing identical terms and provisions, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Association shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or upon any exchange of Securities shall be the valid obligations of the Association, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Association, the Registrar or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Association, the Registrar and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or for any exchange of Securities, but the Association may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or transfer or exchange of Securities, other than exchanges pursuant to Section 3.04 or Section 12.05 not involving any transfer.

     The Association shall not be required (i) to issue, register the transfer of, or exchange the Securities of any series for a period beginning at the opening of business 15 days before any selection for redemption of Securities of such series and ending at the close of business on the earliest date on which the relevant notice of redemption is deemed to have been given to all Holders of such series to be redeemed; or (ii) to register the transfer of or exchange any Security so selected for redemption, in whole or in part, except the unredeemed portion of any Security being redeemed in part.

     Pursuant to Section 3.01, the foregoing provisions relating to registration, transfer and exchange may be modified, supplemented or superseded with respect to any series of Securities by a Board Resolution or in one or more indentures supplemental hereto.

     Section 3.06.  Replacement Securities.

     In case any Security shall become mutilated or be destroyed, lost or stolen, the Association in its discretion may execute, and upon its request the Trustee shall authenticate and deliver, a new Security bearing a number not contemporaneously Outstanding, in exchange and substitution for the mutilated Security, or in lieu of and substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Association and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Association and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof. The Trustee may authenticate any such Security and deliver the same upon the written request or authorization of any officer of the Association. Upon the issuance of any substituted Security, the Association may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith and, in addition, a further sum not exceeding Two Dollars ($2.00) for each Security so issued in substitution. In case any Security which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Association may, instead of issuing a substitute Security, pay the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish the Association and any Registrar with such security or indemnity as it may require to save it harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Association and to the Trustee evidence to their satisfaction of the destruction, loss or theft.

     Every substituted Security issued pursuant to the provisions of this
Section 3.06 by virtue of the fact that any Security is destroyed, lost or stolen shall, with respect to such Security, constitute an additional contractual obligation of the Association, whether or not the destroyed, lost or stolen Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder. All Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities, and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of securities without their surrender.

     Section 3.07.  Payment of Interest; Interest Rights Preserved.

     Unless otherwise provided pursuant to Section 3.01, interest on any Security of a series which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security of that series is registered at the close of business on the record date for such interest.

     Unless otherwise provided pursuant to Section 3.01, any interest on any Security of a series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest on such defaulted interest at the then applicable interest rate borne by the Securities of that series, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the record date; and such Defaulted Interest may be paid by the Association, at its election in each case, as provided in Subsection
(a) or (b) below:

     (a) The Association may elect to make payment of any Defaulted Interest to the persons in whose names the Securities of that series are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Association shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of that series and the date (not less than 30 days after such notice) of the proposed payment, and at the same time the Association shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Association in writing of such Special Record Date. In the name and at the expense of the Association, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the persons in whose names the Securities of that series are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

     (b) The Association may make payment of any Defaulted Interest in any other lawful manner if, after written notice given by the Association to the Trustee of the proposed payment pursuant to this Section 3.07, such payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section 3.07, each Security of any series delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security of the same series shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security of the same series.

     Section 3.08.  Cancellation.

     All Securities surrendered for payment, redemption, exchange or transfer shall, if surrendered to the Association, be cancelled and delivered to the Trustee, or, if surrendered to the Trustee, shall be cancelled by it, and no Security shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. On request of the Association, the Trustee shall deliver to the Association a certificate of cancellation, including such cancelled Securities held by the Trustee. If the Association shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee cancelled or for cancellation.

     Section 3.09.  CUSIP Numbers.

     The Association in issuing the Securities may use "CUSIP" numbers (if then generally in use and in addition to the other identification numbers printed on the Securities), and, in such case, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.



                                  ARTICLE FOUR

                           REDEMPTION BY ASSOCIATION

     Section 4.01.  Securities Subject to Redemption.

     To the extent, if any, provided pursuant to Section 3.01, the Association may, from time to time, redeem any Outstanding Security of any series by payment of the face amount thereof, plus accrued interest to the date of such payment, upon not less than fifteen (15) days written notice mailed to the Holder named in the Register, at the address designated therein, by ordinary first class United States mail, properly addressed and stamped and deposited in the United States.

     Section 4.02.  Notice of Redemption.

     Unless otherwise provided as contemplated by Section 3.01, each such notice of redemption shall specify the date fixed for redemption and shall state that payment of the redemption price of the Security or Securities to be redeemed will be made at the office to be maintained by the Association in accordance with the provisions of Section 6.02 upon presentation and surrender of such Security or Securities, that interest accrued to the date fixed for redemption will be paid, and that on and after said date interest thereon will cease to accrue.

     Section 4.03.  Securities Payable on Redemption Date.

     Unless otherwise provided as contemplated by Section 3.01, if the giving of notice of redemption shall have been completed as above provided, the Security or Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the face amount thereof, together with interest accrued to the date fixed for redemption, and on and after such date fixed for redemption (unless the Association shall default in the payment of such Security or Securities at the face amount thereof, together with interest accrued to date fixed for redemption) interest on the Security or Securities so called for redemption shall cease to accrue. On presentation and surrender of such Security or Securities at the place of payment in said notice specified, the said Security or Securities shall be paid or redeemed by the Association at the face amount thereof, together with interest accrued thereon to the date fixed for redemption.

     Section 4.04.  Securities Redeemed in Part.

     Any Security which is to be redeemed only in part pursuant to this Article Four shall be surrendered to the office to be maintained by the Association in accordance with the provisions of Section 6.02, and the Association shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security of that series so surrendered that is not redeemed or purchased.

                                  ARTICLE FIVE

                              REDEMPTION BY HOLDER

     Section 5.01.  Redemption by Holder.

     To the extent, if any, provided pursuant to Section 3.01, and subject to the subordination provisions of Section 6.07, the Association agrees to redeem Securities of any series prior to maturity by payment of the principal thereof, plus interest to the date of such payment only, at the place and at the rate specified pursuant to Section 3.01, upon surrender of such Securities, accompanied by a written request for early redemption to the Association and such other documentation as should be specified pursuant to Section 3.01.

     Section 5.02.  Securities Redeemed in Part.

     Any Security which is to be redeemed only in part pursuant to this Article Five shall be surrendered to the office to be maintained by the Association in accordance with the provisions of Section 6.02, and the Association shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the unredeemed portion of the principal of the Security of that series so surrendered that is not redeemed or purchased.

     Section 5.03.  No Set-Aside.

     The amounts available for the redemption of Securities prior to maturity pursuant to this Section Five shall not be set aside in a separate fund or held in trust.

                                  ARTICLE SIX

                    PARTICULAR COVENANTS OF THE ASSOCIATION

     Section 6.01.  Payments of Principal and Interest.

     The Association will duly and punctually pay or cause to be paid the principal of and interest on each of the Securities at the respective times and place and in the manner provided in the Securities. The principal of and interest on the Securities shall be payable only to or upon the written order of the Holder named in the Securities.


     Section 6.02.  Maintenance of Office or Agency.

     The Association will maintain an office or agency in the City of Kansas City, State of Missouri, where the Securities of each series may be presented for transfer, exchange, redemption and payment, and where notices and demands to or upon the Association with respect to the Securities of each series or to this Indenture may be served. The Association will give to the Trustee notice of the location of such office or agency and of any change of location thereof. In case the Association shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal office of the Trustee.

     Section 6.03.  Appointment of Trustee.

     The Association covenants and agrees that whenever necessary to avoid or fill a vacancy in the office of the Trustee, the Association will in the manner provided in Section 9.18 appoint a Successor Trustee so that there shall at all times be a Trustee hereunder which shall at all times be a bank or trust company, which shall at all times be a corporation or banking association organized and doing business under the laws of the United States or of any State or Territory or of the District of Columbia, with a capital and surplus of at least $25,000,000, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority.

     Section 6.04.  Appointment of Duties of Paying Agent.

     (a) Whenever the Association shall appoint a paying agent other than the Trustee or the Association, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 6.04, that: (1) it will hold all sums held by it as agent for the payment of the principal of or interest on the Securities of any series (whether such sums have been paid to it by the Association or by any other obligor on the Securities of such series) in trust for the benefit of the Holders of the Securities of such series; and (2) it will give the Trustee notice of any failure by the Association (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable.

     (b) If the Association shall act as its own paying agent, it will, on or before each due date of the principal of or interest on the Securities of any series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such series a sum sufficient to pay such principal of and interest so becoming due. The Association will promptly notify the Trustee of any failure to take such action.

     (c) Anything in this Section 6.04 to the contrary notwithstanding, the Association may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it, or by any paying agent hereunder, as required by this Section 6.04, such sums to be held by the Trustee upon the trusts herein contained.

     (d) Anything in this Section 6.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 6.04 is subject to the provisions of Article Fourteen.

     Section 6.05.  Report to Trustee.

     To the extent provided pursuant to Section 3.01, the Association covenants and agrees to report in writing to the Trustee as soon as practicable the interest rate per annum determined to be payable on the Securities and the effective date of such rate of interest.

     Section 6.06.  Unclaimed Monies.

     Any money deposited with the Trustee or any paying agent, or then held by the Association, in trust for the payment of any principal of or premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid, without liability for interest thereon, to the Association on Association Request, or (if then held by the Association) shall be discharged from such trust; and the Holder of such Security and interest coupon, if any, shall thereafter, as an unsecured general creditor, look only to the Association for payment thereof of the amount, without liability for interest thereon, and all liability of the Trustee or such paying agent with respect to such trust money, and all liability of the Association as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment, may in the name and at the expense of the Association cause to be published once, in an Authorized Newspaper in each place where the office or agency of the Association pursuant to Section 6.02 is located with respect to such series, or cause to be mailed by first-class mail to such Holder, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Association.

     Section 6.07.  Securities Subordinated to Senior Indebtedness.

     (a) The Association, for itself, its successors and assigns, covenants and agrees, and each Holder of Securities, by his acceptance thereof, likewise covenants and agrees, that the payment of the principal of (and premium, if any) and interest on the Securities issued hereunder shall be subordinated and subject, to the extent and in the manner herein set forth, in right of payment to the prior payment in full of all Senior Indebtedness. "Senior Indebtedness" means (i) any indebtedness of the Association outstanding on the date of execution of this Indenture as originally executed, or thereafter created, incurred or assumed, for the principal of and premium (if any) and interest on money borrowed from banks, trust companies, insurance companies, or pension trusts or evidenced by securities issued under the provisions of an indenture or similar trust instrument between the Association and a bank or trust company (other than the indebtedness of the Association with respect to the Securities issued under this Indenture and its Subordinated Certificates of Investment issued under Indentures dated July 29, 1974, as amended January 29, 1982, and Subordinated Capital Investment Certificates issued under an Indenture dated November 29, 1976, as amended January 29, 1982, and Subordinated Capital Investment Certificates issued under Indentures dated October 24, 1978, as amended December 21, 1978 and further amended January 29, 1982, and Subordinated Capital Investment Certificates issued under an Indenture dated October 24, 1979, as amended January 29, 1982, and Subordinated Capital Investment Certificates issued under an Indenture dated November 8, 1984, as amended January 3, 1985, and further amended December 3, 1991 and Subordinated Monthly Income Capital Investment Certificates issued under an Indenture dated November 8, 1984, and under an Indenture dated November 11, 1985, and Subordinated Individual Retirement Account Certificates issued under an Indenture dated November 8, 1984) for the payment of which the Association is directly or contingently liable or otherwise responsible, whether as principal obligor, as guarantor, as endorser or otherwise, and all renewals, extensions and refundings of any such indebtedness, other than indebtedness, however, as to which, in the instrument creating or evidencing the same or pursuant to which the same is outstanding or by which the Association incurred, assumed, guaranteed or otherwise became responsible therefor, it is expressly provided that such indebtedness, or such renewals, extension or refunding, is not superior in right of payment to the Securities and (ii) any indebtedness whatsoever of the Association not covered by (1) above which is created, incurred or assumed after the date of execution of this Indenture as originally executed and for the payment of which the Association is directly or contingently liable or otherwise responsible, whether as principal obligor, as guarantor, as endorser or otherwise, and all renewals, extensions, refundings and modifications thereof, as to which, in the instrument creating or evidencing such indebtedness or pursuant to which the same is outstanding or by which the Association incurred, assumed, guaranteed or otherwise became responsible therefor, it is expressly provided that such indebtedness, or such renewal, extension, refunding or modification, is superior in right of payment to the Securities. The provisions of this Section are made for the benefit of all owners of Senior Indebtedness and any such owner may proceed to enforce such provisions.

     (b) Payment Over of Proceeds Upon Dissolution, etc. No payment on account of principal of (or premium, if any) or interest on the Securities of any series shall be made, and no Securities of any series shall be purchased, either directly or indirectly, by the Association or any of its subsidiaries, unless full payment of amounts then due for principal of (and premium, if any) and interest (including interest on overdue principal and interest, to the extent permitted by law) on Senior Indebtedness has been made or duly provided for in money or money's worth. No payment on account of principal of (or premium, if any) or interest on the Securities shall be made, and no Securities shall be purchased, either directly or indirectly, by the Association or any of its subsidiaries, if, at the time of such payment or purchase or immediately after giving effect thereto, there shall exist under any Senior Indebtedness or any indenture or agreement pursuant to which any Senior Indebtedness is issued any default or any condition, event or act, which, with notice or lapse of time, or both, would constitute a default.

     In the event that any Security is declared due and payable before its stated maturity (herein defined as the date specified in such Security as the fixed date on which the principal of such Security is due and payable) because of an event of default hereunder or upon any other acceleration of the principal amount due on the Securities because of an event of default hereunder or upon any payment or distribution of assets of the Association of any kind or character, whether in cash, property or securities, to creditors upon any dissolution, winding up, total or partial liquidation, reorganization, assignment for the benefit of creditors or other marshaling of assets of the Association, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all principal of (and premium, if any) and interest (including interest on overdue principal and interest, to the extent permitted by law) due or to become due upon all Senior Indebtedness shall first be paid in full before the Holders of Securities, or the Trustee, shall be entitled to retain any assets (other than shares of stock of the Association as reorganized or readjusted or securities of the Association or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated, at least to the same extent as the Securities, to the payment of all Senior Indebtedness which may at the time be outstanding, provided that the rights of the owners of the Senior Indebtedness are not altered by such reorganization or readjustment) so paid or distributed in respect of the Securities (for principal, premium, if any, or interest); and upon any such dissolution, winding up, liquidation, reorganization, assignment or marshaling, any payment or distribution of assets of the Association of any kind or character, whether in cash, property or securities (other than shares of stock of the Association as reorganized or readjusted or securities of the Association or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated, at least to the same extent as the Securities, to the payment of all Senior Indebtedness which may at the time be outstanding, provided that the rights of the owners of the Senior Indebtedness are not altered by such reorganization or readjustment), to which the Holders of Securities or the Trustee would be entitled except for the provisions of this Section, shall be paid by the Association or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person (herein defined as any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof) making such payment or distribution, or by the Holders of Securities or the Trustee if received by them or it, directly to the owners of Senior Indebtedness (pro rata to each such owner on the basis of the respective amounts of Senior Indebtedness held by such owner) or their representatives, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the owners of Senior Indebtedness, before any payment or distribution is made to the Holders of Securities or to the Trustee.

     No owner of Senior Indebtedness shall be prejudiced in his right to enforce subordination of the Securities by any act or failure to act on the part of the Association. Subject to the payment in full of all Senior Indebtedness, the Holders of Securities shall be subrogated (equally and ratably with the owners of all indebtedness of the Association which, by its express terms, ranks on a parity with the Securities and is entitled to like rights of subrogation) to the rights of the owners of Senior Indebtedness to receive payments or distributions of assets of the Association applicable to the Senior Indebtedness until the Securities shall be paid in full, and no payments or distributions on the Senior Indebtedness pursuant to this Section shall, as between the Association, its creditors other than the owners of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Association to or on account of the Securities, it being understood that the provisions of this Section are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand, and the owners of Senior Indebtedness, on the other hand, and nothing contained in this Section or elsewhere in this Indenture or in the Securities is intended to or shall impair the obligation of the Association, which is unconditional and absolute, to pay the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or to effect the relative rights of the Holders of Securities and creditors of the Association other than the owners of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Securities from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Section, of the owners of Senior Indebtedness in respect of cash, property or securities of the Association otherwise payable or delivered to the Trustee or such Holder upon the exercise of any such remedy.

     Upon any payment or distribution pursuant to this Section, the Trustee and the Holder of the Securities shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in this Section are pending, and the Trustee, subject to the provisions of Section 9.03, and the Holders of Securities shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making such payment or distribution to the Trustee or to the Holders of Securities for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the owners of the Senior Indebtedness and other indebtedness of the Association, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any person as an owner of Senior Indebtedness to participate in any payment or distribution pursuant to this Section, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such persons under this Section, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.


     (c) Trustee to Effectuate Subordination. The Holder of each Security by his acceptance thereof authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in this Section and appoints the Trustee as attorney-in-fact for any and all such purposes.

     (d) Trustee Not Charged with Knowledge of Prohibition. Notwithstanding the provisions of this Section or any other provision of this Indenture, but subject to the provisions of Section 9.03, the Trustee and any paying agent shall not be charged with knowledge of the existence of any Senior Indebtedness, or of any default in the payment of the principal of (or premium, if any) or interest on any Senior Indebtedness, or of any facts which would prohibit the making of any payment of moneys to or by the Trustee or any such paying agent, unless and until the Trustee or such paying agent shall have received written notice thereof from the Association or the owners of at least 10% in principal amount of any kind or category of any Senior Indebtedness or the representative or representatives of such owners; nor shall the Trustee or any such paying agent be charged with knowledge of the curing of any such default or of the elimination of the act or condition preventing any such payment unless and until the Trustee or such paying agent shall have received an Officers' Certificate to such effect.

     (e) Rights of Trustee as Owner of Senior Indebtedness. The Trustee shall be entitled to all the rights set forth in this Section with respect to any Senior Indebtedness; and nothing in this Indenture shall deprive the Trustee of any of its rights as such owner.

     (f) Trustee Not Fiduciary for Owners of Senior indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the owners of Senior Indebtedness and shall not be liable to any such owners if it shall mistakenly pay over or distribute to Holders of Securities or the Association or any other person monies or assets to which any owners of Senior Indebtedness shall be entitled by virtue of this Section or otherwise.

     (g) Section Applicable to Paying Agents. In case at any time any paying agent other than the Trustee shall have been appointed by the Association and be then acting hereunder, the term "Trustee" as used in this Section shall in such case (unless the context shall otherwise require) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Section in addition to or in place of the Trustee, provided, however, that paragraphs (d), (e) and (f) of this Section shall not apply to the Association if it acts as paying agent.

                                 ARTICLE SEVEN

             HOLDERS' LISTS AND REPORTS BY TRUSTEE AND ASSOCIATION

     Section 7.01.  Association to Furnish Trustee Names and Addresses of
Holders.

     The Association will furnish or cause to be furnished to the Trustee:

     (a) semi-annually, not more than 15 days after April 1 and October 1 of each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities on such dates; and

     (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Association of any such request, a list of similar form and content for any or all series as of a date not more than 15 days prior to the time such list is furnished; excluding from any such list, with respect to (a) and (b) above, names and addresses possessed by the Trustee in its capacity as Registrar.

     Section 7.02.  Preservation of Information, Communications to Holders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders of Securities received by the Trustee in its capacity as Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

     (b) The rights of Holders of Securities to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided in the Trust Indenture Act.

     (c) Every Holder of Securities and interest coupons appertaining thereto, by receiving and holding the same, agrees with the Association and the Trustee that neither the Association nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of information as to the names and addresses of the Holders of Securities made pursuant to the Trust Indenture Act.

     Section 7.03.  Reports by Trustee.

     (a) The Trustee shall transmit to Holders of Securities such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to Section 313 of the Trust Indenture Act, at the times and in the manner provided pursuant thereto.

     (b) Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than July 15 in each calendar year, commencing with the first July 15 after the first issuance of Securities under this Indenture.

     Section 7.04.  Reports by the Association.

     The Association shall file with the Trustee and the Commission, and transmit to the Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to Section 314 of the Trust Indenture Act at the times and in the manner provided pursuant to the Trust Indenture Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Notwithstanding anything contrary herein, the Trustee shall have no duty to review such documents for purposes of determining compliance with any provisions of this Indenture.

     Section 7.05.  Annual Review Certificate.

     The Association covenants and agrees to deliver to the Trustee, within 120 days after the end of each fiscal year of the Association, a certificate in substantially the same form prescribed by Section 16.06 hereof from the principal executive officer, principal financial officer or principal accounting officer of the Association stating that a review of the activities of the Association during such year and of performance under this Indenture has been made under his or her supervision and to the best of his or her knowledge, based on such review, the Association has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him or her and the nature and status thereof. For purposes of this Section 7.05, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

                                 ARTICLE EIGHT

                          REMEDIES IN EVENT OF DEFAULT

     Section 8.01.  Event of Default Defined.

     Unless otherwise provided pursuant to Section 3.01, "Event of Default", wherever used herein with respect to the Securities of any series, means any one of the following events which has occurred and is continuing (whatever the reason for such Event of Default and whether it shall be occasioned pursuant to the provisions of Section 6.07 or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree, order of any court or any order, rule or regulation of any administrative or government body):

     (a) Failure to pay principal of (or any installment of the principal of) or any premium on any Security of that series, after such principal or premium shall have become due and payable;

     (b) Failure to pay interest of any Security of that series or any interest coupon appertaining thereto for a period of 60 days after such interest shall have become due or payable; and

     (c)  The expiration of a period of 90 days following:

     (1) the adjudication of the Association as a bankrupt by any court of competent jurisdiction;


     (2) the entry of an order approving a petition seeking reorganization of the Association under the Federal Bankruptcy Code or any other applicable law or statute of the United States of America, or any State thereof; or

     (3) the appointment of a trustee or a receiver of all or substantially all of the property of the Association;
unless, with respect to (1), (2), and (3) above, during such period such adjudication, order or appointment of a receiver or trustee shall be vacated;

     (d) The filing by the Association of a voluntary petition in bankruptcy or the making of an assignment for the benefit of creditors; the consenting by the Association to the appointment of a receiver or trustee of all or any part of its property; the filing by the Association of a petition or answer seeking reorganization under the Federal Bankruptcy Code, or any other applicable law or statute of the United States of America, or of any State thereof; or the filing by the Association of a petition to take advantage of any insolvency act;

     (e) Failure to perform any other covenant or agreement contained herein or in any indenture supplemental hereto or in any Security of that series for a period of 90 days following the mailing by the Trustee to the Association of a written demand that such failure be cured, such failure not having been cured in the meantime. The Trustee may, and, if requested in writing by the Holders of a majority in principal amount of the Securities of that series then outstanding, shall make such demand.

     (f) Any other Event of Default provided as contemplated by Section 3.01 with respect to Securities of that series.

     Section 8.02.  Trustee to Notify Holder of Defaults.

     The Trustee shall, within 90 days after the occurrence thereof, give to the Holders of the affected series notice of all Defaults known to it, unless such Defaults shall have been cured before the giving of such notice (the term "Default" being hereby defined to be the events specified in subsections (a),
(b). (c), (d), (e) and (f) of Section 8.01 not including any periods of grace provided for in said subsections and irrespective of the written demand specified in subsection (e) of Section 8.01); provided that, except in the case of Default in the payment of the principal of or interest on any of the Securities, or in the payment of any sinking or purchase fund installment, if any, the Trustee shall be protected in withholding such notice if and so long as the board of directors or responsible officers, or both, of the Trustee, in good faith determine that the withholding of such notice is in the interests of such Holders.

     Section 8.03.  Acceleration Upon Default.

     Upon the occurrence of an Event of Default, the Trustee may, and upon the written request of the Holders of at least a majority in principal amount of the affected series of Securities then Outstanding shall, by notice in writing given to the Association, declare the principal of all Securities of the affected Series then Outstanding and the interest accrued thereon immediately due and payable, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Securities contained to the contrary notwithstanding; provided, however, that upon the occurrence of an Event of Default specified in subsection (c) or (d) of Section 8.01, the principal of the Securities and the interest accrued thereon shall be immediately due and payable without any further action or notice. This provision, however, is subject to the condition that if, at any time after the principal of the Securities shall have been so declared due and payable and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Association shall pay or shall deposit with the Trustee a sum sufficient to pay all maturing installments of interest upon all of the Securities of the affected series and the principal of any and all of the Securities of the affected series which shall have become due otherwise than by acceleration (with interest upon such principal and on overdue installments of interest to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made by the Trustee, except as a result of its negligence or bad faith, and any and all Events of Default under the Indenture, other than the nonpayment of the principal of Securities which shall have become due by acceleration, shall have been remedied, then and in every such case the holders of a majority in aggregate principal amount of the Securities of the affected series then Outstanding, by written notice to the Association and to the Trustee, may waive all Events of Default and rescind and annul such declaration and its consequences; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent Event of Default or shall impair any right consequent thereon.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Association, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

     Section 8.04.  Right of Trustee to Sue Association Upon Default.

     In the case of a default in payment of the principal of any Security of any series, when the same shall become due and payable, or in the case of a default in the payment of the interest on any Security of any series for a period of 60 days after such interest shall become due and payable, the Trustee may recover judgment, in its own name and as trustee of an express trust, against the Association or other obligor for the whole amount of such principal and interest remaining unpaid, together with interest upon the overdue principal and premium, if any, and to the extent the payment of such interest shall be legally enforceable, upon overdue installments of interest, if any, at the rate borne by Securities of that series.

     The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders allowed in any judicial proceedings relative to the Association or any other obligor on the Securities or its creditors, or its properties.

     Section 8.05.  Right of Holder to Receive Payment or Sue.

     Notwithstanding any other provision of this Indenture, the right of any Holder of any Security to receive payment of the principal of and interest on such Security, on or after the respective due dates expressed on such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder, except as to a postponement of an interest payment consented to as provided in Section 8.06.

     Section 8.06. Right of Holders to Direct Time, Method and Place of Conducting Proceeding for Remedy Available to Trustee.

     The Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected (with each such series voting as a class) shall have the right to:

     (a) direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; or

     (b) on behalf of the Holders of all such Securities of such series, consent to the waiver of any past Default and its consequences, except an Event of Default in the payment of principal or interest, provided that:

     (1) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability and

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

The Holders of not less than 75 per centum in principal amount of the Outstanding Securities of each series may consent on behalf of the Holders of all the Outstanding Securities of such series to the postponement of any interest payment for a period not exceeding three years from its due date.

     Section 8.07.  Notice of Defaults.

     The Trustee shall not be required to take notice or deemed to have notice of any Default or Event of Default hereunder, unless the Trustee shall have received specific notice in writing of such Default or Event of Default from the Association or the Holders of not less than 10% in principal amount of any series of Securities Outstanding, and in the absence of any such notice so received, the Trustee may conclusively assume that no Default or Event of Default exists.

                                  ARTICLE NINE

                             CONCERNING THE TRUSTEE

     Section 9.01.  Qualification of Trustee.

     The Trustee shall at all times be a bank or trust company eligible under
Section 6.03 and have a combined capital and surplus of not less than $25,000,000. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority referred to in Section 6.03, then for the purpose of this Section the combined capital and surplus of the Trustee shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     Section 9.02.  Acceptance and Undertaking of Trustee.

     The Trustee hereby accepts the trust hereby created. The Trustee undertakes, prior to an Event of Default, and after the curing of all Events of Default which may have occurred, to perform such duties and only such duties as are specifically set forth in this Indenture, and in case of an Event of Default (which has not been cured) to exercise such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     Section 9.03.  Examination of Evidence by Trustee.

     The Trustee, upon receipt of evidence furnished to it by or on behalf of the Association pursuant to any provision of this Indenture, will examine the same to determine whether or not such evidence conforms to the requirements of this Indenture.

     Section 9.04. Trustee not Relieved of Liability for Own Negligence or Willful Misconduct.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

     (a) prior to an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be liable except for the performance of such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee but the duties and obligations of the Trustee, prior to an Event of Default and after the curing of all Events of Default which may have occurred, shall be determined solely by the express provisions of this Indenture;

     (b) prior to an Event of Default hereunder and after the curing of all Events of Default which may have occurred, and in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon resolutions, requests, letters, reports, notices, consents, certificates, opinions or other documents conforming to the requirements of this Indenture;

     (c) the Trustee shall not be personally liable for any error of judgment made in good faith by a responsible officer or officers of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

     (d) the Trustee shall not be personally liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in principal amount of the Securities of each affected series at the time Outstanding relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

     (e) notwithstanding anything elsewhere in this Indenture, before taking any action under this Indenture, the Trustee may require that satisfactory indemnity be furnished to it by the Holders of the Securities or other persons for the reimbursement of all reasonable costs and expenses to which it may be put and to protect it against all liability which it may incur in or by reason of such action, except liability which is adjudicated to have resulted from its negligence or willful misconduct by reason of any action so taken;

     (f) the permissive right of the Trustee to do things enumerated in the Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its own negligent action, its own negligent failure to act or its own willful misconduct;

     (g) the Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers granted hereunder or otherwise in respect of this Indenture;

     (h) whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or conveying rights and duties affording protection to the Trustee whether in its capacities as Trustee, paying agent, Registrar or in any other capacity shall be subject to the provisions of this Article Nine.

     Section 9.05.  Trustee May Rely on Recitals of Fact.

     The recitals of fact contained herein, in the Securities, and in any prospectus or other document shall be taken as the statements of the Association, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities issued hereunder.

     Section 9.06.  Right of Trustee to Rely on Certain Documents.

     To the extent permitted by Sections 9.02, 9.03 and 9.04:

     (a) The Trustee may rely and shall be protected in acting upon any resolution, certificate, opinion, notice, request, consent, order, appraisal, report, bond, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties; and

     (b) The Trustee may consult with counsel and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

     Section 9.07.  Trustee Not Responsible for Approval of Any Expert.

     The Trustee shall not be under any responsibility for the approval of any expert, attorney, accountant, or agent for any of the purposes expressed in this Indenture, except that nothing in this Section 9.07 contained shall relieve the Trustee of its obligation to exercise reasonable care with respect to the approval of independent experts, attorneys, accountants, or agents who may furnish opinions or certificates to the Trustee pursuant to any provisions of this Indenture.

     Any resolution of the Board of Directors or Executive Committee of the Association shall be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Association to have been duly adopted, and the Trustee may rely upon such copy as conclusive evidence of the adoption of such resolution.

     Nothing contained in this Section 9.07 shall be deemed to modify the obligation of the Trustee to exercise after an Event of Default the rights and powers vested in it by this Indenture with the degree of care and skill specified in Section 9.02.

     Section 9.08.  Right of Trustee to Become Owner or Pledgee of Securities.

     The Trustee, in its individual or any other capacity, may become the Holder or pledgee of Securities with the same rights it would have if it were not a Trustee.

     Section 9.09.  Monies Received by Trustee to be Held in Trust.

     Subject to the provisions of Section 6.06, all monies received by the Trustee whether as Trustee or paying agent shall, until used or applied as herein provided, be held in trust for the purposes for which they were paid, but need not be segregated from other funds except to the extent required by law. The Trustee shall have no liability for interest on any monies received by it hereunder except as may be agreed upon in writing with the Association from time to time and as may be permitted by law.

     Section 9.10.  Compensation of Trustee.

     The Association covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to reasonable compensation for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder to the Trustee, which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust, and the Association will reimburse the Trustee for all advances made by the Trustee in accordance with any of the provisions of this Indenture and will pay to the Trustee from time to time its expenses and disbursements (including, without limitation, the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ). The Association also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending against any claim of liability in the premises. The Association further covenants and agrees to pay interest to the Trustee at the rate of one hundred fifty percent (150%) of the prime commercial lending rate of the Trustee upon all amounts paid, advanced or disbursed by the Trustee for which it is entitled to reimbursement or indemnity as herein provided. The obligations of the Association to the Trustee under this Section 9.10 shall constitute additional indebtedness subject to this Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon the trust estate, including all property or funds held or collected by the Trustee as such.

     Section 9.11.  Enforcement by Trustee of Right to Compensation.

     In order to further assure the Trustee that it will be compensated, reimbursed and indemnified as provided in Section 9.10 and that the prior lien provided for in Section 9.10 upon the trust estate to secure the payment of such compensation, reimbursement and indemnity will be enforced for the benefit of the Trustee, all parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed that in the event of:

     (a) the adjudication of the Association as a bankrupt by any court of competent jurisdiction,

     (b) the filing of any petition seeking the reorganization of the Association under the Federal Bankruptcy Code or any other applicable law or statute of the United States of America or of any State thereof,

     (c) the appointment of one or more trustees or receivers of all or substantially all of the property of the Association,

     (d)  the filing of any bill to foreclose this Indenture,

     (e) the filing by the Association of a petition to take advantage of any insolvency act, or

     (f) the institution of any other proceeding wherein it shall become necessary or desirable to file or present claims against the Association, the Trustee may file from time to time in any such proceeding or proceedings one or more claims, supplemental claims and amended claims as a secured creditor for its reasonable compensation for all services rendered by it (including services rendered during the course of any such proceeding or proceedings) and for reimbursement of all advances, expenses and disbursements (including, without limitation, the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) made or incurred by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties herein of the Trustee, and for any and all amounts to which the Trustee is entitled as indemnity as provided in
Section 9.10; and the Trustee and its counsel and agents may file in any such proceeding or proceedings applications or petitions for compensation for such services rendered, for reimbursement for such advances, expenses and disbursements, and for such indemnity. The claim or claims of the Trustee filed in any such proceeding or proceedings shall be reduced by the amount of compensation for services, reimbursement for advances, expenses and disbursements, and indemnity paid to it following final allowance to it and to its counsel and agents by the court in any such proceeding as an expense of administration or in connection with a plan of reorganization or readjustment. To the extent that compensation, reimbursement and indemnity are denied to the Trustee or to its counsel or other agents because of not being rendered or incurred in connection with a plan of reorganization or readjustment, approved as required by law, because such services were not rendered in the interests of and with benefit to the estate of the Association as a whole but in the interests of and with benefit to the Holders of the Securities in the execution of the trusts hereby created or in the exercise and performance of any of the powers and duties hereunder of the Trustee or because of any other reason, the court may, to the extent permitted by law, allow such claim, as supplemented and amended, in any such proceeding or proceedings and for the purposes of any reorganization or readjustment of the Association's obligations, classify the Trustee as a secured creditor of a class separate and distinct from that of other creditors of a class having priority and precedence over the class in which the Holders of Securities are placed by reason of having a lien, prior and superior to that of the Holders of the Securities, as such. The amount of the claim or claims of the Trustee for services rendered and for advances, expenses and disbursements, including, without limitation, the reasonable compensation and expenses and disbursements of its counsel and of all persons not regularly in its employ which are not allowed and paid in any such proceeding, but for which the Trustee is entitled to the allowance of a secured claim as herein provided, may be fixed by the court or judge in any such proceeding or proceedings to the extent that such court or judge has or exercises jurisdiction over the amount of any such claim or claims.

     If, and to the extent that the Trustee and its counsel and other persons not regularly in its employ do not receive compensation for services rendered, reimbursement of its or their advances, expenses and disbursements, or indemnity, as herein provided, as the result of allowances made in any such proceeding or by any plan of reorganization or readjustment or obligations of the Association, the Trustee shall be entitled, in priority to the Holders of Securities, to receive any distributions of any securities, dividends or other disbursements which would otherwise be made to the Holders of Securities in any such proceeding or proceedings and is hereby constituted and appointed, irrevocably, the attorney-in-fact for the Holders of the Securities and each of them to collect and receive, in their name, place and stead, such distributions, dividends or other disbursements, to deduct therefrom the amounts due to the Trustee, its counsel and other persons not regularly in its employ on account of services rendered, advances, expenses, and disbursements made or incurred, or indemnity, and to pay and distribute the balance, pro rata, to the Holders of the Securities. The Trustee shall have a lien upon any securities or other considerations to which Holders of Securities may become entitled pursuant to any such plan of reorganization or readjustment of obligations, or in any such proceeding or proceedings; and the court or judge in any such proceeding or proceedings may determine the terms and conditions under which any such lien shall exist and be enforced.

     Section 9.12.  Trustee May Rely Upon Certificate of Association.

     Whenever in the administration of the trusts of this Indenture, prior to an Event of Default hereunder, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate in substantially the form prescribed by Section 16.06 hereof signed by the President or Vice President of the Association and delivered to the Trustee, and such certificate shall be full warrant to the Trustee for any action taken or suffered by it under the provisions of this Indenture upon the faith thereof.

     Section 9.13.  Right of Trustee to Give Notice of Action.

     Whenever it is provided in this Indenture that the Trustee shall take any action upon the happening of a specified event or upon the fulfillment of any action or upon the request of the Association or of Holders, the Trustee taking such action shall have full power to give any and all notices and to do any and all acts and things incidental to such action.

     Section 9.14.  Conflicting Interest of Trustee.

     (a) If the Trustee has or shall acquire a conflicting interest within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee shall either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or a trustee under

     (i) the trust indentures dated July 29, 1974, between the Association and the Trustee, filed as Exhibits F(12), (13) (14), (15) and (16) of Registration Statement No. 2-51757 together with those certain supplemental trust indentures dated January 29, 1982;

    (ii) the trust indentures dated November 29, 1976, between the Association and Trustee, filed as Exhibits E(17) and (18) of Registration Statement No. 2-57765 together with those certain supplemental trust indentures dated January 29, 1982;

    (iii) the trust indenture dated October 24, 1978, between the Association and Trustee, filed as Exhibit E(19) of Registration Statement No. 2-63106; together with those certain supplemental trust indentures dated December 21, 1978 and January 29, 1982;

     (iv) the trust indentures dated October 24, 1979, between the Association and the Trustee, filed as Exhibits E(21), (22) and (23) of Registration Statement No. 2-66090 together with those certain supplemental trust indentures dated January 29, 1982;

      (v) the trust indentures dated November 8, 1984, between the Association and the Trustee, filed as Exhibits ___, ____, and ____ of Registration Statement No. ___________ together with certain supplemental indentures dated January 3, 1985 and December 3, 1991;

     (vi) the trust indenture dated November 11, 1985 between the Association and the Trustee, filed as Exhibit _______ of Registration Statement No. ________ to each and all of which reference is hereby made for a more detailed and complete description thereof,

     Section 9.15.  Duties of Trustee if it Becomes Creditor of Association.

     If and when the Trustee shall be or become a creditor of the Association (or other obligor under the Securities of any series), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Association (or any such other obligor). A Trustee who has resigned or been removed shall be subject to the Trust Indenture Act Section 311(a) to the extent indicated therein.

     Section 9.16.  Resignation and Discharge of Trustee.

     The Trustee may at any time resign and be discharged of the trusts hereby created by giving written notice to the Association specifying the day upon which such resignation shall take effect and thereafter publishing notice thereof, in one newspaper printed in the English language and customarily published on each business day and of general circulation in the City of Kansas City, State of Missouri, once in each of three successive calendar weeks, in each case on any business day of the week, and such resignation shall take effect upon the day specified in such notice unless previously a successor trustee shall have been appointed by the Holders or the Association in the manner hereinafter provided in Section 9.18, and in such event such resignation shall take effect immediately on the appointment of such successor trustee. This Section shall not be applicable to resignations pursuant to Section 9.14.

     Section 9.17.  Removal of Trustee.

     The Trustee may be removed at any time by an instrument or concurrent instruments in writing filed with the Trustee and signed and acknowledged by the Holders of a majority in principal amount of the Securities then Outstanding or by their attorneys in fact duly authorized.

     In case at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.01, then the Trustee shall resign immediately in the manner and with the effect specified in Section 9.16; and, in the event that the Trustee does not resign immediately in such case, then it may be removed forthwith by an instrument or concurrent instruments in writing filed with the Trustee and either (a) signed by the President or Vice President of the Association with its corporate seal attested by the Secretary or Assistant Secretary of the Association or (b) signed and acknowledged by the Holders of ten per centum in principal amount of the Securities then outstanding of a particular series or by their attorneys in fact duly authorized.

     Section 9.18.  Filling Vacancy.

     In case at any time the Trustee shall resign or shall be removed or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or if the receiver of the Trustee or of its property shall be appointed, or if any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, a vacancy shall be deemed to exist in the office of Trustee, and a successor or successors may be appointed by the Holders of a majority in principal amount of the Securities then Outstanding hereunder, by an instrument or concurrent instruments in writing signed and acknowledged by such Holders or by their attorneys in fact duly authorized, and delivered to such new trustee, notification thereof being given to the Association and the retiring trustee, provided, nevertheless, that until a new trustee shall be appointed by the Holders as aforesaid, the Association, by instrument executed by order of its Board of Directors or Executive Committee and duly acknowledged by its President or Vice President, may appoint a trustee to fill such vacancy until a new trustee shall be appointed by the Holders as herein authorized. The Association shall publish notice of any such appointment made by it in the manner provided in Section 9.16. Any new trustee appointed by the Association shall, immediately and without further act, be superseded by a trustee appointed by the Holders, as above provided if such appointment by the Holders be made prior to the expiration of one year after the first publication of notice of the appointment of the new trustee by the Association.

     If no appointment of a successor trustee shall be made pursuant to the foregoing provisions of this section within six months after a vacancy shall have occurred in the office of trustee, the Holder of any Security Outstanding hereunder or any retiring trustee may apply to any court of competent jurisdiction to appoint a successor trustee. Said court may thereupon after such notice, if any, as such court may deem proper and prescribe, appoint a successor trustee.

     If the Trustee resigns because of a conflict of interest as provided in subsection (a) of Section 9.14 and a successor has not been appointed by the Association or the Holders or, if appointed, has not accepted the appointment within thirty days after the date of such resignation, the resigning Trustee may apply to any court of competent jurisdiction for the appointment of a successor trustee.

     Any trustee appointed under the provisions of this Section in succession to the Trustee shall be a bank or trust company eligible under Section 6.03 and
9.01 and qualified under Section 9.14.

     Any trustee which has resigned or been removed shall nevertheless retain the lien upon the trust estate, including all property or funds held or collected by the trustee as such, to secure the amounts due to the trustee as compensation, reimbursements, expenses and indemnity, afforded to it by Section
9.10 and retain the rights afforded to it by Section 9.11.

     Section 9.19.  Duties of Successor Trustee.

     Any successor trustee appointed hereunder shall execute, acknowledge and deliver to his or its predecessor trustee, and also to the Association, an instrument accepting such appointment hereunder, and thereupon such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of his or its predecessor in trust hereunder, with like effect as if originally named as Trustee herein and the obligations and duties of the Trustee ceasing to act shall cease and terminate; but the trustee ceasing to act shall nevertheless, on the written request of the Association, or of the successor trustee, or of the Holders of 10 per centum in principal amount of the Securities then Outstanding hereunder, execute, acknowledge and deliver such instruments of conveyance and further assurances and do such other things as may reasonably be required for more fully and certainly vesting and confirming in such successor trustee all the right, title and interest of the Trustee to which he or it succeeds under this Indenture, and such rights, powers, trusts, duties, and obligations, and the Trustee ceasing to act shall also, upon like request, pay over, assign and deliver to the successor trustee any money or other property subject to the lien of this Indenture. Should any deed, conveyance or instrument in writing from the Association be required by the new trustee for more fully and certainly vesting in and confirming to such new trustee such estates, properties, rights, powers, trusts and duties, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Association.

     Section 9.20.  Merger or Consolidation of or with Trustee.

     Any corporation into which the Trustee may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Trustee shall be a party or any corporation to which substantially all the corporate trust business and assets of the Trustee may be transferred, provided such corporation shall be eligible under the provisions of Sections
6.03 and 9.01 and qualified under Section 9.14, shall be the successor trustee under this Indenture, without the execution or filing of any paper or the performance of any further act on the part of any other parties hereto, anything herein to the contrary notwithstanding. In case any of the Securities contemplated to be issued hereunder shall have been authenticated but not delivered, any such successor to the Trustee may, subject to the same terms and conditions as though such successor to the Trustee had itself authenticated such Securities, adopt the certificate of authentication of the original Trustee or of any successor to it as trustee hereunder, and deliver the said Securities so authenticated; and in case any of said Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee, and in all such cases such certificates shall have the full force which it is anywhere in said Securities or in the Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to authenticate Securities in the name of the Trustee shall apply only to its successor or successors by merger or consolidation or sale as aforesaid.

     Section 9.21.  Duties of Trustee Governed by Laws of Missouri.

     The duties, liabilities, rights, privileges and immunities of the Trustee in relation to the Holders of the Securities shall be governed exclusively by the laws of the State of Missouri.

                                  ARTICLE TEN

                             CONCERNING THE HOLDERS

     Section 10.01.  Proof of Action by Holders.

     Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of the Holders of Securities voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Article Eleven, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders.

     Section 10.02.  What Constitutes a Writing.

     For the purposes hereof, a "writing" shall include tangible written text produced by telex, telefacsimile, computer retrieval, or other process by which electronic signals are transmitted by telephone or otherwise.

     Section 10.03.  Holder Named in Certificate Treated as Absolute Owner.

     The Association, the Trustee and any paying agent may deem and treat the Holder or Holders named in the Register for any Outstanding Security as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Association) for the purpose of receiving payment thereof or on account thereof and for all other purposes, and neither the Association nor the Trustee nor any paying agent shall be affected by any notice to the contrary.

     Section 10.04. Securities Owned by Association to be Disregarded in Computing Requisite Amount of Securities.

     For the purposes of this section, and in every other instance of a direction or consent by Holders of Securities under this Indenture, in determining whether the Holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are registered in the name of the Association or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Association or any other obligor on the Securities shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities in regard to which the Trustee shall have received written notice identifying such persons or obligors by name and address which the Trustee knows are so owned shall be so disregarded.

     Section 10.05.  Holders May Revoke Prior Action.

     At any time prior to (but not after) the evidencing to the Trustee as provided in Section 10.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any series specified in this Indenture in connection with such action, any Holder of a Security of such series which is shown by the evidence to be included in the Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of owning as provided in Section 10.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders of such Security and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any series specified in this Indenture in connection with such action shall be conclusively binding upon the Association, the Trustee and the Holders of the Securities of such series.

                                 ARTICLE ELEVEN

                               HOLDERS  MEETINGS

     Section 11.01.  Purpose of Meetings.

     A meeting of Holders of the Securities, or of the Securities of any series, may be called at any time and from time to time pursuant to the provisions of this Article Eleven for any of the following purposes:

     (a) to give any notice to the Association or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any Default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article Eight;

     (b) to remove the Trustee and appoint a successor Trustee pursuant to the provisions of Article Nine;

     (c) to consent to the execution of an Indenture or Indentures supplemental hereto pursuant to the provisions of Section 12.02; or

     (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities or of any series under any other provision of this Indenture or under applicable law.

     Section 11.02.  Call of Meeting and Notice Required.

     The Trustee may at any time call a meeting of Holders to take any action specified in Section 11.01, to be held at such time and at such place in the City of Kansas City, State of Missouri, as the Trustee shall determine. Notice of every meeting of the Holders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by ordinary first class mail, postage prepaid, to the Holders of all Outstanding Securities of the series affected, at their last known post office addresses as shown by the Register of the Association or Trustee, not less than twenty nor more than one hundred eight days prior to the date fixed for the meeting.

     Section 11.03.  Request of Trustee to Call Meeting.

     In case at any time the Association, pursuant to a resolution of its Board of Directors, or the Holders of at least 10 per centum in aggregate principal amount of the Securities or of a particular series then Outstanding, shall have requested the Trustee to call a meeting of Holders to take any action authorized in Section 11.01, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty days after receipt of such request, then the Association or the Holders of Securities in the amount above specified may determine the time and the place in said City of Kansas City for such meeting and may call such meeting by mailing notice thereof as provided in
Section 11.02.

     Section 11.04.  Who May Vote at Meeting.

     To be entitled to vote at any meeting of Holders, a person shall be (a) a Holder of one or more Outstanding Securities entitled to vote at the meeting, or
(b) a person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities entitled to vote at the meeting. The only persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Association and its counsel.

     Section 11.05.  Regulations Made by Trustee.

     Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders in regard to proof of the owning of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, and submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Association or by Holders as provided in Section 11.03, in which case the Association or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting and entitled to vote.

     Subject to the provisions of Section 10.04, at any meeting each Holder or proxy shall be entitled to one vote for each $1000 or portion thereof in principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding; and provided further, that any Holder of a Security or Securities, the aggregate principal amount of which is less than $100, shall nevertheless be entitled to one vote. The chairman of the meeting shall have no right to vote except as a Holder or proxy. Any meeting of Holders duly called pursuant to the provisions of Section 11.02 or 11.03 may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

     Section 11.06.  Form of and Recording Vote.

     The vote upon any resolution submitted to any meeting of Holders shall be by written ballots on which shall be subscribed the signatures of the Holders or proxies. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided in Section 11.02. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Association and the other to the Trustee to be preserved by the Trustee, the latter to have attached hereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                 ARTICLE TWELVE

                            SUPPLEMENTAL INDENTURES

     Section 12.01.  Supplemental Indentures Without Consent of Holders.

       Without the consent of any Holders, the Association and the Trustee, at any time and from time to time, may enter into indentures supplemental hereto, in form reasonably satisfactory to the Trustee, for any of the following purposes:

     (a) to evidence the succession of another corporation or entity to the Association and the assumption by any such successor of the covenants and obligations of the Association herein and in the Securities and any interest coupons appertaining thereto; or

     (b) to add to the covenants of the Association for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Association; or

     (c) to add any additional Events of Default with respect to all or any series of Securities; or

     (d) to change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, provided that any such change or elimination shall become effective only when there is no Security Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

     (e) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

     (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities pursuant to Section 9.18 and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

     (g) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action shall not adversely affect in any material respect the interests of the Holders of Securities of any series; or

     (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute subsequently enacted, and to add to this Indenture such other provisions as may be expressly required under the Trust Indenture Act; or

     (i) to enable the issuance of uncertificated Securities and to permit registration, transfer and exchange of securities by book-entry.

     Section 12.02.  Supplemental Indentures With Consent of Holders.

     With the consent of the Holders of not less than a majority of the aggregate principal amount of the Outstanding Securities of each series affected by such supplemental indenture (treating all affected series as one series), the Association and the Trustee may enter into an indenture or indentures supplemental hereto to add any provisions to or to change in any manner or eliminate any provisions of this Indenture or of any other indenture supplemental hereto or to modify in any manner the rights of the Holders of Securities of any such series; provided, however, that without the consent of the Holder of each Outstanding Security affected thereby, an amendment under this Section may not:

     (a) change the Stated Maturity of the principal of, or premium, if any, on, or any installment of principal of or premium, if any, or interest on, any such Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the manner in which the amount of any principal thereof or premium, if any, or interest thereon is determined, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

     (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or of certain Defaults hereunder and their consequences) provided for in this Indenture;

     (c) change any obligation of the Association to maintain an office or agency in the places and for the purposes specified in Section 6.02;

     (d) modify the provisions in Section 6.07 of this Indenture with respect to the subordination of Outstanding Securities in a manner adverse to the Holders thereof; or

     (e) make any change in this Section 12.02 except to increase any percentage or to provide that certain other provisions of this Indenture cannot be modified or waived with the consent of the Holders of each Outstanding Security affected thereby.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

     It is not necessary under this Section 12.02 for the Holders to consent to the particular form of any proposed supplemental indenture, but it is sufficient if they consent to the substance thereof.

     Section 12.03.  Compliance with Trust Indenture Act.

     Every amendment to this Indenture or the Securities of one or more series shall be set forth in a supplemental indenture that complies with the Trust Indenture Act as then in effect.

     Section 12.04.  Execution of Supplemental Indentures.

     Upon the execution of any supplemental indenture pursuant to the provisions of this Article Twelve, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Association and the Holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     The Trustee, subject to the provisions of Article Nine, may receive and rely upon an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article Twelve.

     Section 12.05.  Reference in Securities to Supplemental Indentures.

     Securities, including any interest coupons, of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Association shall so determine, new Securities including any interest coupons of any series so modified as to conform, in the opinion of the Association, to any such supplemental indenture may be prepared and executed by the Association and authenticated and delivered by the Trustee in exchange for Outstanding Securities including any interest coupons of such series.



                                ARTICLE THIRTEEN

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     Section 13.01.  Consolidation or Merger of or with Association.

     Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Association with or into any other corporation or entity (whether or not affiliated with the Association), or successive consolidation or mergers in which the Association or its successor or successors shall be a party or parties, or shall prevent any sale or conveyance of the property of the Association as an entirety or substantially as an entirety to any other corporation or entity (whether or not affiliated with the Association) authorized to acquire and operate the same; provided, however, and the Association hereby covenants and agrees, that upon any such consolidation, merger, sale or conveyance, the due and punctual payment of the principal of and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Association, shall be expressly assumed, by supplemental indentures satisfactory in form to the Trustee executed and delivered to the Trustee by the corporation or entity formed by such consolidation, or into which the Association shall have been merged, or by the corporation or entity which shall have acquired such property.

     Section 13.02.  Rights and Duties of Successor Corporation or Entity.

     In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor corporation or entity, such successor corporation or entity shall succeed to and be substituted for the Association, with the same effect as if it had been named herein as the party of the first part. Such successor corporation or entity thereupon may cause to be signed, and may issue either in its own name or in the name of Farmland Industries, Inc., any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Association and delivered to the Trustee; and, upon the order of such successor corporation or entity, instead of the Association, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Association to the Trustee for authentication, and any Securities which such successor corporation or entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under the Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     Nothing contained in this Indenture or in any of the Securities shall prevent the Association from merging into itself any other corporation or entity (whether or not affiliated with the Association) or acquiring by purchase or otherwise all or any part of the property of any other corporation or entity (whether or not affiliated with the Association).

     Section 13.03.  Opinion of Counsel.

     The Trustee, subject to the provisions of Article Nine, may receive and rely upon an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance, and any such assumption, complies with the provisions of this Article Thirteen.


                                ARTICLE FOURTEEN

                     SATISFACTION, DISCHARGE AND DEFEASANCE

     Section 14.01.  Termination of Association's Obligations Under the
Indenture.

       This Indenture shall upon Association Request cease to be of further effect with respect to Securities of or within any series and any interest coupons appertaining thereto (except as to (i) rights of registration, transfer or exchange of such Securities, (ii) rights of replacement of such Securities which may have been lost, stolen or mutilated as herein expressly provided for,
(iii) rights of holders of Securities to receive payments of principal thereof and interest thereon, upon the Stated Maturity thereof (but not upon acceleration), and rights of the Holders to receive mandatory sinking fund payments, if any, (iv) rights of holders of Securities to convert or exchange Securities, (v) rights, obligations, duties and immunities of the Trustee hereunder, (vi) any rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and (vii) the obligations of the Association under Section 6.02) and the Trustee, upon payment of all amounts due it under
Section 9.10, at the expense of the Association, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities and any interest coupons appertaining thereto when:

     (1)  either

        (A) all such Securities previously authenticated and delivered and all interest coupons appertaining thereto (other than such

             Securities and interest coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06) have been delivered to the Trustee for cancellation or

        (B) all Securities of such series and, in the case of (i) or (ii) below, any interest coupons appertaining thereto not theretofore delivered to the Trustee for cancellation:

                  (i)  have become due and payable, or

                  (ii) will become due and payable at their Stated Maturity
                       within one year, or

                 (iii) are to be called for redemption within one year
                       under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Association,

and the Association, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities and such interest coupons not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest, with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Association has paid or caused to be paid all other sums payable hereunder by the Association; and

     (3) the Association has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligation of the Association to the Trustee and any predecessor Trustee under Section 9.10, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 6.06 and 14.02 shall survive.

     Section 14.02.  Application of Trust Funds.

     Subject to the provisions of Section 6.06, all money deposited with the Trustee pursuant to Section 14.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities, the interest coupons appertaining thereto, if any, and this Indenture, to the payment, either directly or through any paying agent (including the Association acting as its own paying agent) as the Trustee may determine, to the Persons entitled thereto, of the principal, premium, if any and any interest for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except as otherwise provided herein and except to the extent required by law.

     Section 14.03. Applicability of Defeasance Provisions; Association's Option to Effect Defeasance or Covenant Defeasance.

     Except as otherwise specified as contemplated by Section 3.01 for the Securities of any series, the provisions of Sections 14.04 through 14.09 inclusive, with such modifications thereto as may be specified pursuant to
Section 3.01 with respect to any series of Securities, shall be applicable to the Securities and any interest coupons appertaining thereto.

     Section 14.04.  Defeasance and Discharge.

     On and after the date on which the conditions set forth in Section 14.06 are satisfied with respect to the Securities of or within any series, the Association shall be deemed to have paid and been discharged from its obligations with respect to such Securities and any interest coupons appertaining thereto (hereinafter "defeasance"). For this purpose, such defeasance means that the Association shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and any interest coupons appertaining thereto which shall thereafter be deemed to be "Outstanding" only for the purposes of Sections 3.04, 3.05, 3.06, 6.02, 6.06,
14.07 and 14.09 and to have satisfied all its other obligations under such Securities and any interest coupons appertaining thereto and this Indenture insofar as such Securities and any interest coupons appertaining thereto are concerned (and the Trustee, upon payment of all amounts due it under Section 9.10, at the expense of the Association, shall on an Association Order execute proper instruments acknowledging the same). Subject to compliance with this Article Fourteen, the Association may defease the Securities of any series and any interest coupons appertaining thereto under this Section 14.04 notwithstanding a prior covenant defeasance (as defined herein) under Section
14.05 with respect to such Securities and any interest coupons appertaining thereto. Following a defeasance, payment of such Securities may not be accelerated because of an Event of Default.

     Section 14.05.  Covenant Defeasance.

     On and after the date on which the conditions set forth in Section 14.06 are satisfied with respect to the Securities of or within any series, (i) the Association shall be released from its obligations under Section 6.01 and, if specified pursuant to Section 3.01, its obligations under any other covenant, with respect to such Securities and any interest coupons appertaining thereto,
(ii) the occurrence of any event specified in Sections 8.01(e) or 8.01(f) (in each case, with respect to any of the obligations described in clause (i) above) or 8.01(a) or 8.01(b) shall be deemed not to be or result in a Default or Event of Default (hereinafter, "covenant defeasance"), and such Securities and any interest coupons appertaining thereto shall thereafter be deemed to be not "Outstanding" for the purposes of any request, demand, authorization, direction, notice, waiver, consent or declaration of Holders (and the consequences of any thereof) in connection with Section 6.01, such other covenant specified pursuant to Section 3.01, or Sections 8.01(e) or 8.01(f) (in each case, with respect to any of the obligations described in clause (i) above) or Sections 8.01(a) or 8.01(b), but shall continue to be deemed "Outstanding" for all other purposes hereunder and (iii) the provisions of Section 6.07 shall cease to be effective as to such Securities. For this purpose, such covenant defeasance means that, with respect to such Securities and any interest coupons appertaining thereto, the Association may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Sections 8.01(a), 8.01(b), 8.01(e), or 8.01(f) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities and any interest coupons appertaining thereto shall be unaffected thereby.

     Section 14.06.  Conditions to Defeasance or Covenant Defeasance.

     The following shall be the conditions to application of either Section
14.04 or Section 14.05 to the then Outstanding Securities of or within a series:

     (a) The Association shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 6.03 who shall agree to comply with the provisions of Sections 14.03 through 14.09 inclusive and Section 6.06 applicable to the Trustee, for purposes of such sections also a "Trustee") as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities and any interest coupons appertaining thereto, (A) money in an amount, or (B) Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in an amount sufficient in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written opinion with respect thereto delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge,
(x) the principal of (premium, if any) and each installment of interest, if any, on the Outstanding Securities and any interest coupons appertaining thereto on the Stated Maturity of such principal or installment of interest and (y) any mandatory sinking fund payments applicable to such Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities and any interest coupons appertaining thereto.

     (b) In the case of an election under Section 14.04, the Association shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Association has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities and any interest coupons appertaining thereto will not recognize gain or loss for Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

     (c) In the case of an election under Section 14.05, the Association shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the Outstanding Securities and any interest coupons appertaining thereto will not recognize gain or loss for Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and covenant defeasance had not occurred.

     (d) The Association shall have delivered to the Trustee an Officer's Certificate to the effect that the Securities, if then listed on any securities exchange or approved for trading in any automated quotation system, will not be delisted or disapproved for such trading as a result of such deposit.

     (e) At the time of such deposit: (A) no default in the payment of all or a portion of principal of (or premium, if any) or interest on any Senior Indebtedness of the Association shall have occurred and be continuing, and no event of default with respect to any Senior Indebtedness of the Association shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable and (B) no other event of default with respect to any Senior Indebtedness of the Association shall have occurred and be continuing permitting (after notice or the lapse of time, or both) the holders of such Senior Indebtedness (or a trustee on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, or, in the case of either Clause (A) or Clause (B) above, each such default or event of default shall have been cured or waived or shall have ceased to exist.

     (f) No Event of Default or event which with notice or lapse of time or both would become an Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as Sections 8.01(c) or 8.01(d) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

     (g) The Association shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 14.04 or the covenant defeasance under Section 14.05 (as the case may be) have been complied with.

     (h) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended from time to time, or such trust shall be registered under such act or exempt from registration thereunder.

     (i) Such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Association in connection therewith as contemplated by Section 3.01.

     Section 14.07. Deposited Money and Government Obligations to Be Held in Trust.

     Subject to the provisions of Section 6.06, all money and Government Obligations (or other property as may be provided pursuant to Section 3.01) (including the proceeds thereof) deposited with the Trustee pursuant to Section
14.06 in respect of any Securities of any series and any interest coupons appertaining thereto shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and any interest coupons appertaining thereto and this Indenture, to the payment, either directly or through any paying agent (including the Association acting as its own paying agent) as the Trustee may determine, to the Holders of such Securities and any interest coupons appertaining thereto of all sums due and to become due thereon in respect of principal, premium, if any, and interest, if any, but such money need not be segregated from other funds except as provided herein and except to the extent required by law.

     Section 14.08.  Repayment to Association.

     Subject to the delivery by the Association of any written certification required by the last paragraph of this Section 14.08, the Trustee (and any paying agent) shall promptly pay to the Association upon Association Request any excess money or securities held by them at any time.

     The provisions of Section 6.06 shall apply to any money or securities held by the Trustee or any paying agent under this Article Fourteen that remain unclaimed for two years after the Maturity of any series of Securities for which money or securities have been deposited pursuant to Section 14.06(a).

     Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Association from time to time upon Association Request any money or Government Obligations held by it as provided in Section 14.06 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the defeasance or covenant defeasance, as the case may be, with respect to such Securities.

     Section 14.09.  Indemnity for Government Obligations.


     The Association shall pay, and shall indemnify the Trustee against, any tax, fee or other charge imposed on or assessed against Government Obligations deposited pursuant to this Article or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

     Section 14.10.  Reinstatement.

     If the Trustee (or paying agent) is unable to apply any money or Government Obligations in accordance with Section 14.06 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Association's obligations under this Indenture and the Securities shall be revived and reinstated, with present and prospective effect, as though no deposit had occurred pursuant to Section 14.06, until such time as the Trustee (or paying agent) is permitted to apply all such money or Government Obligations in accordance with Section 14.06; provided, however, that if the Association makes any payment to the Trustee (or paying agent) of principal, premium, if any, or interest on any Security following the reinstatement of its obligations, the Trustee (or paying agent) shall promptly pay any such amount to the Holders of the Securities and the Association shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money and Government Obligations held by the Trustee (or paying agent).


                                ARTICLE FIFTEEN

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,

                             OFFICERS AND DIRECTORS

     Section 15.01.  No Recourse.

     No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Association or of any successor corporation, either directly or through the Association, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such of the Association or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of such Securities.



                                ARTICLE SIXTEEN

                            MISCELLANEOUS PROVISIONS

     Section 16.01.  Covenants of Association Bind its Successors and Assigns.

     All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Association shall bind its successors and assigns, whether so expressed or not.

     Section 16.02.  Acts by Successor Corporation.

     Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Association shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Association.

     Section 16.03.  Surrender of Rights and Powers Reserved to Association.

     The Association by instrument in writing executed by authority of two-thirds of its Board of Directors and delivered to the Trustee may surrender any of the powers or rights reserved to the Association and thereupon such powers or rights so surrendered shall terminate both as to the Association and as to any successor corporation.

     Section 16.04.  Service of Notice on Association.

     Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Association may be given or served by being deposited postage prepaid in a post office letter box addressed (until another address is filed by the Association with the Trustee pursuant to Section 6.02), as follows:


                   Farmland Industries, Inc.
                   P.O. Box 7305
                   Kansas City, Missouri, 64116-0005

     Any notice, direction, request or demand by any Holder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, upon receipt by a responsible officer at the principal office of the Trustee.

     Section 16.05.  Indenture Governed by Laws of Missouri.

     THIS INDENTURE, THE SECURITIES AND ANY INTEREST COUPONS APPERTAINING THERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MISSOURI.

     Section 16.06.  Officers' Certificate and Opinion of Counsel.

     Upon any application or demand by the Association to the Trustee to take any action under any of the provisions of this Indenture, the Association shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provisions of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Section 16.07.  Due Date on Saturday, Sunday or Legal Holiday.

     In any case where the date of maturity of interest on or principal of the Securities or the date fixed for redemption of any Security shall be a Saturday or Sunday or shall, in the City of Kansas City, State of Missouri, be a legal holiday or a day on which banking institutions are authorized by law to close, then payment of interest or principal need not be made on such date, but in any such case may be made on the next succeeding day not a Saturday, Sunday or a legal holiday or a day on which banking institutions are authorized by law to close with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

     Section 16.08.  Conflict with Trust Indenture Act.

     This Indenture is subject to the Trust Indenture Act and if any provision hereof limits, qualifies or conflicts with the Trust Indenture Act, the Trust Indenture Act shall control. Whether or not this Indenture is required to be qualified under the Trust Indenture Act, the provisions of the Trust Indenture Act required to be included in an indenture in order for such indenture to be so qualified shall be deemed to be included in this Indenture with the same effect as if such provisions were set forth herein and any provisions hereof which may not be included in an indenture which is so qualified shall be deemed to be deleted or modified to the extent such provisions would be required to be deleted or modified in an indenture so qualified.

     Section 16.09.  Indenture Executed in Counterparts.

     This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.




     COMMERCE BANK, NATIONAL ASSOCIATION, the party of the second part, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, FARMLAND INDUSTRIES, INC., the party of the first part, has caused this Indenture to be signed and acknowledged by its [Financial Vice President and Treasurer], and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary; and COMMERCE BANK, NATIONAL ASSOCIATION, the party of the second part has caused this Indenture to be signed and acknowledged by one of its Vice Presidents, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or Assistant Secretary. Executed and delivered in the City of Kansas City, State of Missouri, on ___________, 1997.



(Corporate Seal)                   FARMLAND INDUSTRIES, INC.




____________________               By
      Secretary                    Name:
                                   Title:

(Corporate Seal)                   COMMERCE BANK,
                                   NATIONAL ASSOCIATION



                                   By
                                   Name:
                                   Title:


  Assistant Secretary


STATE OF MISSOURI             )
                              )    ss.
COUNTY OF ___________         )


     On this 4th day of December, 1997, before me personally appeared __________________, to be personally known, who, being by me duly sworn, did say that he is the _____________________of FARMLAND INDUSTRIES, INC., Kansas City, Missouri, that the seal affixed to this instrument is the corporate seal of said corporation and that the said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and said ________________________ acknowledged said instrument to be the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above written.




(Notarial Seal)

                                                           /s/

                                                      Notary Public

My commission expires:


STATE OF MISSOURI )
                     )   ss.

COUNTY OF ___________    )


     On this 4th day of December, 1997, before me personally appeared ____________________, to me personally known, who, being by me duly sworn, did say that he is a Vice President assigned to the Trust Division of COMMERCE BANK, NATIONAL ASSOCIATION, Kansas City, Missouri, that the seal affixed to this instrument is the corporate seal of said corporation, and that the said instrument was signed and sealed in behalf of said corporation by authority of its board of directors and said ____________________ acknowledged said instrument to be the free act and deed of said corporation.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above written.



(Notarial Seal)

                                                       /s/
                                                 Notary Public

My commission expires:



                                        PRINCIPAL AMOUNT:
BOND NUMBER:


                           FARMLAND INDUSTRIES, INC.

                          Kansas City, Missouri  64116



                         SUBORDINATED DEBENTURE BONDS,
                               TEN-YEAR, SERIES A





___________________________                           _______________________
           Name                                    Date of Original Issuance



___________________________                           _______________________
           Street                                           Maturity Date





___________________________                           _______________________
City                  State                                Interest Rate




          Farmland Industries, Inc., a Kansas corporation ("Farmland", which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Bond (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

          Interest is payable at the option of the purchaser, made at the time of original issuance in one of the following ways: (i) semiannually on January 1 and July 1, to Holders of record on the last preceding December 15 and June 15, respectively (or, in the case of the first interest payment date, if originally issued between the record date and the payment date, to the Holder on the Date of Original Issuance); or (ii) at maturity or at the date of redemption if redeemed prior to maturity, compounded semiannually, on December 31 and June 30 at the Interest Rate. Any election to receive payment of interest semiannually is irrevocable. The election to receive payment of interest at maturity, or at the date of redemption if redeemed prior to maturity, will be terminated upon written request of the Holder, such termination to be effective as of the last previous interest compounding date. Such termination is irrevocable and, at the same time, is an election to receive payment of interest semiannually thereafter. Any interest attributable to periods starting with the Date of Original Issuance and ending with the effective date of the written request of the Holder to terminate the election to receive payment of interest at maturity or at the date of redemption if redeemed prior to maturity will be paid upon receipt of the written request to terminate the election. Farmland shall have the right at any time by notice to the Holder to terminate any obligation to continue retaining the interest of any Holder. Such termination shall be effective as of the opening of business on the day following the first interest compounding date after such notice is mailed to the Holder and the Holder will be paid all interest then accrued and unpaid to the Holder on the effective date. If the Maturity Date (or date of redemption or repayment) or an interest payment date falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) or interest payment date will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment) or interest payment date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or any date of redemption or repayment) or interest payment date.

          This Bond shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under the Indenture mentioned on the reverse side hereof.

ISSUED THIS                           DAY OF                         , 19

Attest:                             FARMLAND INDUSTRIES, INC.

SECRETARY ________________________ BY PRESIDENT ____________________

Trustee's Certificate of Authentication
This is one of the Bonds described in the Indenture mentioned on the back hereof.

COMMERCE BANK, NATIONAL ASSOCIATION

          As Trustee By ____________________________________________

                              Authorized Signature



                       REVERSE SIDE OF TEN-YEAR SERIES A

          This Bond is one of a duly authorized issue of securities (hereinafter called the "Securities") of Farmland issued and to be issued under an Indenture dated as of ____________________ (herein called the "Indenture") between Farmland and Commerce Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto and the Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Securities reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Farmland, the Trustee and the Holders and the terms upon which the Bonds are, and are to be, authenticated and delivered. The Bonds of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

          Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") will not be payable to the Holder on the applicable record date; and such Defaulted Interest may be paid by Farmland, at its election in each case, in the time and manner as provided for in the Indenture.

          Payment of the principal of, premium, if any, and interest on this Bond will be made at the office or agency of Farmland in Kansas City, Missouri; provided, however, that at the option of Farmland payment of interest other than interest paid at maturity, redemption or repayment may be made by check mailed to the address of the person entitled thereto as such address will appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.

          If an Event of Default (as defined in the Indenture) with respect to the Bonds shall occur and be continuing, the Trustee or the Holders of not less than a majority in principal amount of the outstanding Bonds may declare the principal of and accrued interest on all the Bonds due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Farmland, the principal of and accrued interest on all of the Bonds shall become due and payable without any declaration by the Trustee or the Holders.

          The Indenture contains provisions permitting Farmland and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Bonds. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Farmland and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by Farmland and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of each series under the Indenture, on behalf of the Holders of all Securities of such series, to waive compliance by Farmland with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

          No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of Farmland, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, places, and rate, and in the coin or currency, herein prescribed.

          This Bond may be redeemed, after two (2) years from Date of Original Issuance, at the option of Farmland at any time prior to maturity, on at least fifteen (15) days written notice, at face value plus accrued interest to the date of redemption only. The Indenture permits Farmland to select in any manner at its discretion the Bonds to be redeemed.

          Subject to the conditions hereinafter set forth, this Bond may be redeemed at the option of the Holder.

(1)At any time three (3) years after the Date of Original Issuance, the Holder may request redemption of this Bond from Farmland. Farmland will redeem prior to maturity each month, on a first come, first serve basis (as evidenced by the time stamped or otherwise recorded as the time of receipt by Farmland) a limited amount of Redemption Eligible Bonds. Subject to the carryover discussed below, the aggregate maximum amount of Redemption Eligible Bonds, as a group, that Farmland will redeem each month will be the greater of:

  (a) $1,500,000 or
  (b)
     1/2 of 1% of the combined total principal balance outstanding of all Redemption Eligible Bonds outstanding at the end of the prior month.

     For purposes of the foregoing, "Redemption Eligible Bonds" mean Ten-Year, Series A Bonds, Ten-Year, Series B Bonds, Five-Year, Series C Bonds, and Five-Year, Series D Bonds issued under the Indenture and any other subordinated debt that Farmland elects to designate as a "Redemption Eligible Bond". If the amount determined pursuant to the foregoing formula in any month (including any carryover from the prior month) exceeds the total amount requested for redemption prior to maturity in that month, such excess is carried over to the next month and added to the amount available for redemption prior to maturity in that month; provided, however, that any excess will not be carried beyond the end of Farmland's fiscal year.

     If the total balance of outstanding Bonds of this series is less than $5,000,000 at the end of any month, then in the following month any Bonds of this series which have been held at least three (3) years from the Date of Original Issuance will be redeemed at the request of the Holder without regard to the above dollar limitation.

(2) In addition to the amounts made available for redemption prior to maturity at the option of the Holder as described in (1) above, redemption will be made in the case of death of Holder upon written request and delivery of satisfactory proof of death and other documentation and in accordance with applicable laws.

(3) In addition to the amounts made available for redemption prior to maturity at the option of the Holder as described in (1) and (2) above, if this Bond is held in an Individual Retirement Account (an "IRA") established under
  Section 408 of the Internal Revenue Code of 1986, as amended (the "IRC"), Farmland will redeem this Bond, upon written request, to the extent necessary to satisfy mandatory withdrawals from the IRA which are required by the IRC. Such redemption will be made only upon sufficient proof to Farmland that a mandatory withdrawal from the IRA is required.

(4) The foregoing redemption privileges described in (1), (2) and (3) above are subject to the condition as provided under the subordination provisions applicable to the Subordinated Debenture Bonds, that Farmland cannot redeem any of the Subordinated Debenture Bonds if, at the time of or immediately after giving effect to such redemption, there shall exist under any Senior Indebtedness or any indenture or agreement pursuant to which any Senior Indebtedness is issued any default or any condition, event or act, which, with notice or lapse of time, or both, would constitute a default.

          Redemption prior to maturity will be made, subject to the aforementioned conditions, upon the surrender of this Bond, properly endorsed and accompanied by written requests for early redemption to Farmland. Redemption prior to maturity will be made at the face value of this Bond plus accrued interest to the date of redemption. Amounts available for redemption prior to maturity are not set aside in a separate fund.

          This Bond shall be subordinate, to the extent and in the manner provided in the Indenture, in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) and this Bond is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Bond, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her or its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her or its attorney-in-fact for any and all such purposes.

          As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Register upon surrender of this Bond for registration of transfer at the office or agency of Farmland, in Kansas City, Missouri, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Farmland duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Bonds of this series having the same terms as this Bond, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Bonds are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Bond is exchangeable for a like aggregate principal amount of Bonds having the same terms as this Bond of different authorized denominations, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Bonds, but Farmland may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          Prior to due presentment of this Bond for registration of transfer, Farmland, the Trustee and any agent of Farmland or the Trustee may treat the person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither Farmland, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Bond which are defined in the Indenture shall have the meanings designated to them in the Indenture and all references in the Indenture to "Security" or "Securities" shall be deemed to include the Bonds.
          For value received, I, we and each of us hereby sell, assign and transfer the within Bond and the indebtedness evidenced thereby to



          ___________________________________________________________



          of _________________________________________________________

               (ADDRESS)      (CITY OR TOWN)      STATE

          THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF FARMLAND INDUSTRIES, INC.

          {

      __________     {___________________________________
     DATE       {             (SIGNED)

ENDORSEMENT     { ___________________________________
                              (SIGNED)


                                         PRINCIPAL AMOUNT:
BOND NUMBER:


                           FARMLAND INDUSTRIES, INC.

                          Kansas City, Missouri  64116



                         SUBORDINATED DEBENTURE BONDS,
                               TEN-YEAR, SERIES B





___________________________                           _______________________
           Name                                   Date of Original Issuance



___________________________                           _______________________
           Street                                           Maturity Date





___________________________                           _______________________
City                State                                    Interest Rate







          Farmland Industries, Inc., a Kansas corporation ("Farmland", which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Bond (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

          Interest is payable at the option of the purchaser, made at the time of original issuance in one of the following ways: (i) semiannually on January 1 and July 1, to Holders of record on the last preceding December 15 and June 15, respectively (or, in the case of the first interest payment date, if originally issued between the record date and the payment date, to the Holder on the Date of Original Issuance); or (ii) at maturity or at the date of redemption if redeemed prior to maturity, compounded semiannually, on December 31 and June 30 at the Interest Rate. Any election to receive payment of interest semiannually is irrevocable. The election to receive payment of interest at maturity, or at the date of redemption if redeemed prior to maturity, will be terminated upon written request of the Holder, such termination to be effective as of the last previous interest compounding date. Such termination is irrevocable and, at the same time, is an election to receive payment of interest semiannually thereafter. Any interest attributable to periods starting with the Date of Original Issuance and ending with the effective date of the written request of the Holder to terminate the election to receive payment of interest at maturity or at the date of redemption if redeemed prior to maturity will be paid upon receipt of the written request to terminate the election. Farmland shall have the right at any time by notice to the Holder to terminate any obligation to continue retaining the interest of any Holder. Such termination shall be effective as of the opening of business on the day following the first interest compounding date after such notice is mailed to the Holder and the Holder will be paid all interest then accrued and unpaid to the Holder on the effective date. If the Maturity Date (or date of redemption or repayment) or an interest payment date falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) or interest payment date will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment) or interest payment date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or any date of redemption or repayment) or interest payment date.

          This Bond shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under the Indenture mentioned on the reverse side hereof.

ISSUED THIS                           DAY OF                         , 19

Attest:                             FARMLAND INDUSTRIES, INC.
SECRETARY ________________________ BY PRESIDENT ____________________

Trustee's Certificate of Authentication

This is one of the Bonds described in the Indenture mentioned on the back hereof.

COMMERCE BANK, NATIONAL ASSOCIATION

          As Trustee By ____________________________________________

                              Authorized Signature


                       REVERSE SIDE OF TEN-YEAR SERIES B

          This Bond is one of a duly authorized issue of securities (hereinafter called the "Securities") of Farmland issued and to be issued under an Indenture dated as of ____________________ (herein called the "Indenture") between Farmland and Commerce Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto and the Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Securities reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Farmland, the Trustee and the Holders and the terms upon which the Bonds are, and are to be, authenticated and delivered. The Bonds of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

          Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") will not be payable to the Holder on the applicable record date; and such Defaulted Interest may be paid by Farmland, at its election in each case, in the time and manner as provided for in the Indenture.

          Payment of the principal of, premium, if any, and interest on this Bond will be made at the office or agency of Farmland in Kansas City, Missouri; provided, however, that at the option of Farmland payment of interest other than interest paid at maturity, redemption or repayment may be made by check mailed to the address of the person entitled thereto as such address will appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.

          If an Event of Default (as defined in the Indenture) with respect to the Bonds shall occur and be continuing, the Trustee or the Holders of not less than a majority in principal amount of the outstanding Bonds may declare the principal of and accrued interest on all the Bonds due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Farmland, the principal of and accrued interest on all of the Bonds shall become due and payable without any declaration by the Trustee or the Holders.

          The Indenture contains provisions permitting Farmland and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Bonds. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Farmland and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by Farmland and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of each series under the Indenture, on behalf of the Holders of all Securities of such series, to waive compliance by Farmland with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

          No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of Farmland, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, places, and rate, and in the coin or currency, herein prescribed.

          This Bond may be redeemed, after two (2) years from Date of Original Issuance, at the option of Farmland at any time prior to maturity, on at least fifteen (15) days written notice, at face value plus accrued interest to the date of redemption only. The Indenture permits Farmland to select in any manner at its discretion the Bonds to be redeemed.

          Subject to the conditions hereinafter set forth, this Bond may be redeemed at the option of the Holder.

(1)At any time three (3) years after the Date of Original Issuance, the Holder may request redemption of this Bond from Farmland. Farmland will redeem prior to maturity each month, on a first come, first serve basis (as evidenced by the time stamped or otherwise recorded as the time of receipt by Farmland) a limited amount of Redemption Eligible Bonds. Subject to the carryover discussed below, the aggregate maximum amount of Redemption Eligible Bonds, as a group, that Farmland will redeem each month will be the greater of:

  (a) $1,500,000 or

  (b) 1/2 of 1% of the combined total principal balance outstanding of all Redemption Eligible Bonds outstanding at the end of the prior month.

     For purposes of the foregoing, "Redemption Eligible Bonds" mean Ten-Year, Series A Bonds, Ten-Year, Series B Bonds, Five-Year, Series C Bonds, and Five-Year, Series D Bonds issued under the Indenture and any other subordinated debt that Farmland elects to designate as a "Redemption Eligible Bond". If the amount determined pursuant to the foregoing formula in any month (including any carryover from the prior month) exceeds the total amount requested for redemption prior to maturity in that month, such excess is carried over to the next month and added to the amount available for redemption prior to maturity in that month; provided, however, that any excess will not be carried beyond the end of Farmland's fiscal year.

     If the total balance of outstanding Bonds of this series is less than $5,000,000 at the end of any month, then in the following month any Bonds of this series which have been held at least three (3) years from the Date of Original Issuance will be redeemed at the request of the Holder without regard to the above dollar limitation.

(2) In addition to the amounts made available for redemption prior to maturity at the option of the Holder as described in (1) above, redemption will be made in the case of death of Holder upon written request and delivery of satisfactory proof of death and other documentation and in accordance with applicable laws.

(3) In addition to the amounts made available for redemption prior to maturity at the option of the Holder as described in (1) and (2) above, if this Bond is held in an Individual Retirement Account (an "IRA") established under
  Section 408 of the Internal Revenue Code of 1986, as amended (the "IRC"), Farmland will redeem this Bond, upon written request, to the extent necessary to satisfy mandatory withdrawals from the IRA which are required by the IRC. Such redemption will be made only upon sufficient proof to Farmland that a mandatory withdrawal from the IRA is required.

(4) The foregoing redemption privileges described in (1), (2) and (3) above are subject to the condition as provided under the subordination provisions applicable to the Subordinated Debenture Bonds, that Farmland cannot redeem any of the Subordinated Debenture Bonds if, at the time of or immediately after giving effect to such redemption, there shall exist under any Senior Indebtedness or any indenture or agreement pursuant to which any Senior Indebtedness is issued any default or any condition, event or act, which, with notice or lapse of time, or both, would constitute a default.

          Redemption prior to maturity will be made, subject to the aforementioned conditions, upon the surrender of this Bond, properly endorsed and accompanied by written requests for early redemption to Farmland. Redemption prior to maturity will be made at the face value of this Bond plus accrued interest to the date of redemption. Amounts available for redemption prior to maturity are not set aside in a separate fund.

          This Bond shall be subordinate, to the extent and in the manner provided in the Indenture, in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) and this Bond is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Bond, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her or its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her or its attorney-in-fact for any and all such purposes.

          As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Register upon surrender of this Bond for registration of transfer at the office or agency of Farmland, in Kansas City, Missouri, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Farmland duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Bonds of this series having the same terms as this Bond, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Bonds are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Bond is exchangeable for a like aggregate principal amount of Bonds having the same terms as this Bond of different authorized denominations, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Bonds, but Farmland may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          Prior to due presentment of this Bond for registration of transfer, Farmland, the Trustee and any agent of Farmland or the Trustee may treat the person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither Farmland, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Bond which are defined in the Indenture shall have the meanings designated to them in the Indenture and all references in the Indenture to "Security" or "Securities" shall be deemed to include the Bonds.
          For value received, I, we and each of us hereby sell, assign and transfer the within Bond and the indebtedness evidenced thereby to



          ___________________________________________________________



          of _________________________________________________________
               (ADDRESS)      (CITY OR TOWN)      STATE

          THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF FARMLAND INDUSTRIES, INC.

                {

      __________     {___________________________________
     DATE       {             (SIGNED)

ENDORSEMENT     { ___________________________________
                              (SIGNED)



                                     PRINCIPAL AMOUNT:
   BOND NUMBER:

                           FARMLAND INDUSTRIES, INC.
                          Kansas City, Missouri  64116

                         SUBORDINATED DEBENTURE BONDS,
                              FIVE-YEAR, SERIES C


___________________________                           _______________________
           Name                                   Date of Original Issuance


___________________________                           _______________________
           Street                                           Maturity Date


___________________________                           _______________________
City                 State                                 Interest Rate


          Farmland Industries, Inc., a Kansas corporation ("Farmland", which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Bond (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

          Interest is payable at the option of the purchaser, made at the time of original issuance in one of the following ways: (i) semiannually on January 1 and July 1, to Holders of record on the last preceding December 15 and June 15, respectively (or, in the case of the first interest payment date, if originally issued between the record date and the payment date, to the Holder on the Date of Original Issuance); or (ii) at maturity or at the date of redemption if redeemed prior to maturity, compounded semiannually, on December 31 and June 30 at the Interest Rate. Any election to receive payment of interest semiannually is irrevocable. The election to receive payment of interest at maturity, or at the date of redemption if redeemed prior to maturity, will be terminated upon written request of the Holder, such termination to be effective as of the last previous interest compounding date. Such termination is irrevocable and, at the same time, is an election to receive payment of interest semiannually thereafter. Any interest attributable to periods starting with the Date of Original Issuance and ending with the effective date of the written request of the Holder to terminate the election to receive payment of interest at maturity or at the date of redemption if redeemed prior to maturity will be paid upon receipt of the written request to terminate the election. Farmland shall have the right at any time by notice to the Holder to terminate any obligation to continue retaining the interest of any Holder. Such termination shall be effective as of the opening of business on the day following the first interest compounding date after such notice is mailed to the Holder and the Holder will be paid all interest then accrued and unpaid to the Holder on the effective date. If the Maturity Date (or date of redemption or repayment) or an interest payment date falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) or interest payment date will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment) or interest payment date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or any date of redemption or repayment) or interest payment date.

          This Bond shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under the Indenture mentioned on the reverse side hereof.

ISSUED THIS                           DAY OF                         , 19

Attest:                             FARMLAND INDUSTRIES, INC.

SECRETARY ________________________ BY PRESIDENT ____________________

Trustee's Certificate of Authentication

This is one of the Bonds described in the Indenture mentioned on the back hereof.

COMMERCE BANK, NATIONAL ASSOCIATION

          As Trustee By ____________________________________________
                              Authorized Signature


                       REVERSE SIDE OF FIVE-YEAR SERIES C



          This Bond is one of a duly authorized issue of securities (hereinafter called the "Securities") of Farmland issued and to be issued under an Indenture dated as of ____________________ (herein called the "Indenture") between Farmland and Commerce Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto and the Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Securities reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Farmland, the Trustee and the Holders and the terms upon which the Bonds are, and are to be, authenticated and delivered. The Bonds of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

          Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") will not be payable to the Holder on the applicable record date; and such Defaulted Interest may be paid by Farmland, at its election in each case, in the time and manner as provided for in the Indenture.

          Payment of the principal of, premium, if any, and interest on this Bond will be made at the office or agency of Farmland in Kansas City, Missouri; provided, however, that at the option of Farmland payment of interest other than interest paid at maturity, redemption or repayment may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.

          If an Event of Default (as defined in the Indenture) with respect to the Bonds shall occur and be continuing, the Trustee or the Holders of not less than a majority in principal amount of the outstanding Bonds may declare the principal of and accrued interest on all the Bonds due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Farmland, the principal of and accrued interest on all of the Bonds shall become due and payable without any declaration by the Trustee or the Holders.

          The Indenture contains provisions permitting Farmland and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Bonds. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Farmland and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by Farmland and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of each series under the Indenture, on behalf of the Holders of all Securities of such series, to waive compliance by Farmland with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

          No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of Farmland, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, places, and rate, and in the coin or currency, herein prescribed.

          This Bond may be redeemed, after two (2) years from Date of Original Issuance, at the option of Farmland at any time prior to maturity, on at least fifteen (15) days written notice, at face value plus accrued interest to the date of redemption only. The Indenture permits Farmland to select in any manner at its discretion the Bonds to be redeemed.

          Subject to the conditions hereinafter set forth, this Bond may be redeemed at the option of the Holder.

 (1)At any time two (2) years after the Date of Original Issuance, the Holder may request redemption of this Bond from Farmland. Farmland will redeem prior to maturity each month, on a first come, first serve basis (as evidenced by the time stamped or otherwise recorded as the time of receipt by Farmland) a limited amount of Redemption Eligible Bonds. Subject to the carryover discussed below, the aggregate maximum amount of Redemption Eligible Bonds, as a group, that Farmland will redeem each month will be the greater of:

     (a) $1,500,000 or

     (b) 1/2 of 1% of the combined total principal balance outstanding of all Redemption Eligible Bonds outstanding at the end of the prior month.

       For purposes of the foregoing, "Redemption Eligible Bonds" mean Ten-Year, Series A Bonds, Ten-Year, Series B Bonds, Five-Year, Series C Bonds, and Five-Year, Series D Bonds issued under the Indenture and any other subordinated debt that Farmland elects to designate as a "Redemption Eligible Bond". If the amount determined pursuant to the foregoing formula in any month (including any carryover from the prior month) exceeds the total amount requested for redemption prior to maturity in that month, such excess is carried over to the next month and added to the amount available for redemption prior to maturity in that month; provided, however, that any excess will not be carried beyond the end of Farmland's fiscal year.

       If the total balance of outstanding Bonds of this series is less than $5,000,000 at the end of any month, then in the following month any Bonds of this series which have been held at least two (2) years from the Date of Original Issuance will be redeemed at the request of the Holder without regard to the above dollar limitation.

 (2) In addition to the amounts made available for redemption prior to maturity at the option of the Holder as described in (1) above, redemption will be made in the case of death of Holder upon written request and delivery of satisfactory proof of death and other documentation and in accordance with applicable laws.

 (3) In addition to the amounts made available for redemption prior to maturity at the option of the Holder as described in (1) and (2) above, if this Bond is held in an Individual Retirement Account (an "IRA") established under
   Section 408 of the Internal Revenue Code of 1986, as amended (the "IRC"), Farmland will redeem this Bond, upon written request, to the extent necessary to satisfy mandatory withdrawals from the IRA which are required by the IRC. Such redemption will be made only upon sufficient proof to Farmland that a mandatory withdrawal from the IRA is required.

 (4) The foregoing redemption privileges described in (1), (2) and (3) above are subject to the condition as provided under the subordination provisions applicable to the Subordinated Debenture Bonds, that Farmland cannot redeem any of the Subordinated Debenture Bonds if, at the time of or immediately after giving effect to such redemption, there shall exist under any Senior Indebtedness or any indenture or agreement pursuant to which any Senior Indebtedness is issued any default or any condition, event or act, which, with notice or lapse of time, or both, would constitute a default.

          Redemption prior to maturity will be made, subject to the aforementioned conditions, upon the surrender of this Bond, properly endorsed and accompanied by written requests for early redemption to Farmland. Redemption prior to maturity will be made at the face value of this Bond plus accrued interest to the date of redemption. Amounts available for redemption prior to maturity are not set aside in a separate fund.

          This Bond shall be subordinate, to the extent and in the manner provided in the Indenture, in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) and this Bond is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Bond, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her or its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her or its attorney-in-fact for any and all such purposes.

          As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Register upon surrender of this Bond for registration of transfer at the office or agency of Farmland, in Kansas City, Missouri, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Farmland duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Bonds of this series having the same terms as this Bond, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Bonds are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Bond is exchangeable for a like aggregate principal amount of Bonds having the same terms as this Bond of different authorized denominations, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Bonds, but Farmland may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.
          Prior to due presentment of this Bond for registration of transfer, Farmland, the Trustee and any agent of Farmland or the Trustee may treat the person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither Farmland, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Bond which are defined in the Indenture shall have the meanings designated to them in the Indenture and all references in the Indenture to "Security" or "Securities" shall be deemed to include the Bonds.





          For value received, I, we and each of us hereby sell, assign and transfer the within Bond and the indebtedness evidenced thereby to



          ____________________________________________________________



          of _________________________________________________________

               (ADDRESS)      (CITY OR TOWN)      STATE

          THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF FARMLAND INDUSTRIES, INC.

                {
      __________     {___________________________________

     DATE       {             (SIGNED)

ENDORSEMENT     { ___________________________________

                              (SIGNED)




                                   PRINCIPAL AMOUNT:
   BOND NUMBER:


                           FARMLAND INDUSTRIES, INC.

                          Kansas City, Missouri  64116



                         SUBORDINATED DEBENTURE BONDS,
                              FIVE-YEAR, SERIES D





___________________________                           _______________________
           Name                                         Date of Original
Issuance



___________________________                           _______________________
           Street                                           Maturity Date



___________________________                           _______________________
City                   State                                Interest Rate




          Farmland Industries, Inc., a Kansas corporation ("Farmland", which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Bond (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

          Interest is payable at the option of the purchaser, made at the time of original issuance in one of the following ways: (i) semiannually on January 1 and July 1, to Holders of record on the last preceding December 15 and June 15, respectively (or, in the case of the first interest payment date, if originally issued between the record date and the payment date, to the Holder on the Date of Original Issuance); or (ii) at maturity or at the date of redemption if redeemed prior to maturity, compounded semiannually, on December 31 and June 30 at the Interest Rate. Any election to receive payment of interest semiannually is irrevocable. The election to receive payment of interest at maturity, or at the date of redemption if redeemed prior to maturity, will be terminated upon written request of the Holder, such termination to be effective as of the last previous interest compounding date. Such termination is irrevocable and, at the same time, is an election to receive payment of interest semiannually thereafter. Any interest attributable to periods starting with the Date of Original Issuance and ending with the effective date of the written request of the Holder to terminate the election to receive payment of interest at maturity or at the date of redemption if redeemed prior to maturity will be paid upon receipt of the written request to terminate the election. Farmland shall have the right at any time by notice to the Holder to terminate any obligation to continue retaining the interest of any Holder. Such termination shall be effective as of the opening of business on the day following the first interest compounding date after such notice is mailed to the Holder and the Holder will be paid all interest then accrued and unpaid to the Holder on the effective date. If the Maturity Date (or date of redemption or repayment) or an interest payment date falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) or interest payment date will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment) or interest payment date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or any date of redemption or repayment) or interest payment date.

          This Bond shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under the Indenture mentioned on the reverse side hereof.

ISSUED THIS                           DAY OF                         , 19

Attest:                             FARMLAND INDUSTRIES, INC.

SECRETARY ________________________ BY PRESIDENT ____________________

Trustee's Certificate of Authentication
This is one of the Bonds described in the Indenture mentioned on the back hereof.

COMMERCE BANK, NATIONAL ASSOCIATION

          As Trustee By ____________________________________________

                              Authorized Signature


                       REVERSE SIDE OF FIVE-YEAR SERIES D



          This Bond is one of a duly authorized issue of securities (hereinafter called the "Securities") of Farmland issued and to be issued under an Indenture dated as of ____________________ (herein called the "Indenture") between Farmland and Commerce Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto and the Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Securities reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Farmland, the Trustee and the Holders and the terms upon which the Bonds are, and are to be, authenticated and delivered. The Bonds of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

          Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") will not be payable to the Holder on the applicable record date; and such Defaulted Interest may be paid by Farmland, at its election in each case, in the time and manner as provided for in the Indenture.

          Payment of the principal of, premium, if any, and interest on this Bond will be made at the office or agency of Farmland in Kansas City, Missouri; provided, however, that at the option of Farmland payment of interest other than interest paid at maturity, redemption or repayment may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.

          If an Event of Default (as defined in the Indenture) with respect to the Bonds shall occur and be continuing, the Trustee or the Holders of not less than a majority in principal amount of the outstanding Bonds may declare the principal of and accrued interest on all the Bonds due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Farmland, the principal of and accrued interest on all of the Bonds shall become due and payable without any declaration by the Trustee or the Holders.

          The Indenture contains provisions permitting Farmland and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Bonds. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Farmland and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by Farmland and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of each series under the Indenture, on behalf of the Holders of all Securities of such series, to waive compliance by Farmland with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.
          No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of Farmland, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, places, and rate, and in the coin or currency, herein prescribed.

          This Bond may be redeemed, after two (2) years from Date of Original Issuance, at the option of Farmland at any time prior to maturity, on at least fifteen (15) days written notice, at face value plus accrued interest to the date of redemption only. The Indenture permits Farmland to select in any manner at its discretion the Bonds to be redeemed.

          Subject to the conditions hereinafter set forth, this Bond may be redeemed at the option of the Holder.

 (1)At any time two (2) years after the Date of Original Issuance, the Holder may request redemption of this Bond from Farmland. Farmland will redeem prior to maturity each month, on a first come, first serve basis (as evidenced by the time stamped or otherwise recorded as the time of receipt by Farmland) a limited amount of Redemption Eligible Bonds. Subject to the carryover discussed below, the aggregate maximum amount of Redemption Eligible Bonds, as a group, that Farmland will redeem each month will be the greater of:

     (a) $1,500,000 or

     (b) 1/2 of 1% of the combined total principal balance outstanding of all Redemption Eligible Bonds outstanding at the end of the prior month.

       For purposes of the foregoing, "Redemption Eligible Bonds" mean Ten-Year, Series A Bonds, Ten-Year, Series B Bonds, Five-Year, Series C Bonds, and Five-Year, Series D Bonds issued under the Indenture and any other subordinated debt that Farmland elects to designate as a "Redemption Eligible Bond". If the amount determined pursuant to the foregoing formula in any month (including any carryover from the prior month) exceeds the total amount requested for redemption prior to maturity in that month, such excess is carried over to the next month and added to the amount available for redemption prior to maturity in that month; provided, however, that any excess will not be carried beyond the end of Farmland's fiscal year.

       If the total balance of outstanding Bonds of this series is less than $5,000,000 at the end of any month, then in the following month any Bonds of this series which have been held at least two (2) years from the Date of Original Issuance will be redeemed at the request of the Holder without regard to the above dollar limitation.

 (2) In addition to the amounts made available for redemption prior to maturity at the option of the Holder as described in (1) above, redemption will be made in the case of death of Holder upon written request and delivery of satisfactory proof of death and other documentation and in accordance with applicable laws.

 (3) In addition to the amounts made available for redemption prior to maturity at the option of the Holder as described in (1) and (2) above, if this Bond is held in an Individual Retirement Account (an "IRA") established under
   Section 408 of the Internal Revenue Code of 1986, as amended (the "IRC"), Farmland will redeem this Bond, upon written request, to the extent necessary to satisfy mandatory withdrawals from the IRA which are required by the IRC. Such redemption will be made only upon sufficient proof to Farmland that a mandatory withdrawal from the IRA is required.

 (4) The foregoing redemption privileges described in (1), (2) and (3) above are subject to the condition as provided under the subordination provisions applicable to the Subordinated Debenture Bonds, that Farmland cannot redeem any of the Subordinated Debenture Bonds if, at the time of or immediately after giving effect to such redemption, there shall exist under any Senior Indebtedness or any indenture or agreement pursuant to which any Senior Indebtedness is issued any default or any condition, event or act, which, with notice or lapse of time, or both, would constitute a default.

          Redemption prior to maturity will be made, subject to the aforementioned conditions, upon the surrender of this Bond, properly endorsed and accompanied by written requests for early redemption to Farmland. Redemption prior to maturity will be made at the face value of this Bond plus accrued interest to the date of redemption. Amounts available for redemption prior to maturity are not set aside in a separate fund.

          This Bond shall be subordinate, to the extent and in the manner provided in the Indenture, in right of payment to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) and this Bond is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Bond, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his or her or its behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination so provided and (c) appoints the Trustee his or her or its attorney-in-fact for any and all such purposes.

          As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Register upon surrender of this Bond for registration of transfer at the office or agency of Farmland, in Kansas City, Missouri, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Farmland duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Bonds of this series having the same terms as this Bond, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Bonds are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Bond is exchangeable for a like aggregate principal amount of Bonds having the same terms as this Bond of different authorized denominations, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Bonds, but Farmland may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          Prior to due presentment of this Bond for registration of transfer, Farmland, the Trustee and any agent of Farmland or the Trustee may treat the person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond be overdue, and neither Farmland, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Bond which are defined in the Indenture shall have the meanings designated to them in the Indenture and all references in the Indenture to "Security" or "Securities" shall be deemed to include the Bonds.





          For value received, I, we and each of us hereby sell, assign and transfer the within Bond and the indebtedness evidenced thereby to



          ____________________________________________________________
          of _________________________________________________________

               (ADDRESS)      (CITY OR TOWN)      STATE

          THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF FARMLAND INDUSTRIES, INC.

                {

      __________     {___________________________________

     DATE       {             (SIGNED)

ENDORSEMENT     { ___________________________________

                              (SIGNED)






                                         PRINCIPAL AMOUNT:
BOND NUMBER:

                           FARMLAND INDUSTRIES, INC.
                          Kansas City, Missouri  64116

                         SUBORDINATED DEBENTURE BONDS,
                       TEN-YEAR MONTHLY INCOME, SERIES E


___________________________                           _______________________
           Name                                   Date of Original Issuance


___________________________                           _______________________
           Street                                           Maturity Date


___________________________                           _______________________
City                  State                             Interest Rate


          Farmland Industries, Inc., a Kansas corporation ("Farmland", which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Bond (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

          Interest on the principal sum is payable monthly on the first day of each month following the month in which this Bond is issued to Holders of record on the last day of the preceding month. If the Maturity Date (or any date of redemption or repayment) or an interest payment date falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) or interest payment date will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment) or interest payment date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or date of redemption or repayment) or interest payment date.

          This Bond shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under the Indenture mentioned on the reverse side hereof.

ISSUED THIS                           DAY OF                         , 19

Attest:                             FARMLAND INDUSTRIES, INC.

SECRETARY ________________________ BY PRESIDENT ____________________

Trustee's Certificate of Authentication

This is one of the Bonds described in the Indenture mentioned on the back hereof.

COMMERCE BANK, NATIONAL ASSOCIATION

          As Trustee By ____________________________________________
               Authorized Signature



                      REVERSE SIDE OF MONTHLY INCOME BONDS

          This Bond is one of a duly authorized issue of securities (hereinafter called the "Securities") of Farmland issued and to be issued under an Indenture dated as of ____________________ (herein called the "Indenture") between Farmland and Commerce Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto and the Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Securities reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Farmland, the Trustee and the Holders and the terms upon which the Bonds are, and are to be, authenticated and delivered. The Bonds of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

          Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall not be payable to the Holder on the record date; and such Defaulted Interest may be paid by Farmland, at its election in each case, in the time and manner as provided for in the Indenture.

          Payment of the principal of, premium, if any, and interest on this Bond will be made at the office or agency of Farmland in Kansas City, Missouri; provided, however, that at the option of Farmland payment of interest other than interest paid at maturity, redemption or repayment may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.

          If an Event of Default (as defined in the Indenture) with respect to the Bonds shall occur and be continuing, the Trustee or the Holders of not less than a majority in principal amount of the outstanding Bonds may declare the principal of and accrued interest on all of the Bonds due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Farmland, the principal and accrued interest of all of the Bonds shall become due and payable without any declaration by the Trustee or the Holders.

          The Indenture contains provisions permitting Farmland and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Bonds. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Farmland and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by Farmland and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of each series under the Indenture, on behalf of the Holders of all Securities of such series, to waive compliance by Farmland with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

          No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of Farmland, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, places, and rate, and in the coin or currency, herein prescribed.

          This Bond cannot be called for redemption by Farmland any time prior to maturity.

          Except as hereinafter provided, this Bond cannot be redeemed at the option of the Holder prior to maturity. In the case of death of the Holder, Farmland will redeem this Bond upon written request to Farmland and delivery of satisfactory proof of death and other documentation and in accordance with applicable law. Redemptions will be made at the face value of the bonds plus accrued interest to the date of redemption only.

          This Bond shall be subordinate in right of payment to all money borrowed from banks, trust companies, insurance companies or pension trusts or evidenced by securities issued under the provisions of an indenture or loan or other agreement pursuant to which Senior Indebtedness is issued, whether secured or unsecured, and whether or not now owed or hereafter incurred.

          As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Register upon surrender of this Bond for registration of transfer at the office or agency of Farmland, in Kansas City, Missouri, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Farmland duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Bonds of this series having the same terms as this Bond, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Bonds are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Bond is exchangeable for a like aggregate principal amount of Bonds having the same terms as this Bond of different authorized denominations, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Bonds, but Farmland may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          Prior to due presentment of this Bond for registration of transfer, Farmland, the Trustee and any agent of Farmland or the Trustee may treat the person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither Farmland, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Bond which are defined in the Indenture shall have the meanings designated to them in the Indenture and all references in the Indenture to "Security" or "Securities" shall be deemed to include the Bonds.


          For value received, I, we and each of us hereby sell, assign and transfer the within Bond and the indebtedness evidenced thereby to



               ___________________________________________________


               of _________________________________________________
                    (ADDRESS)      (CITY OR TOWN)      STATE

          THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF FARMLAND, INDUSTRIES INC.

                {

      __________     {___________________________________
     DATE       {             (SIGNED)

ENDORSEMENT     { ___________________________________



                    (SIGNED) _




                                    PRINCIPAL AMOUNT:
   BOND NUMBER:


                           FARMLAND INDUSTRIES, INC.

                          Kansas City, Missouri  64116



                         SUBORDINATED DEBENTURE BONDS,
                       TEN-YEAR MONTHLY INCOME, SERIES F





___________________________                           _______________________
           Name                                    Date of Original Issuance





___________________________                           _______________________
           Street                                           Maturity Date





___________________________                           _______________________
City                  State                               Interest Rate







          Farmland Industries, Inc., a Kansas corporation ("Farmland", which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Bond (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

          Interest on the principal sum is payable monthly on the first day of each month following the month in which this Bond is issued to Holders of record on the last day of the preceding month. If the Maturity Date (or any date of redemption or repayment) or an interest payment date falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) or interest payment date will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment) or interest payment date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or date of redemption or repayment) or interest payment date.

          This Bond shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under the Indenture mentioned on the reverse side hereof.

ISSUED THIS                           DAY OF                         , 19

Attest:                             FARMLAND INDUSTRIES, INC.

SECRETARY ________________________ BY PRESIDENT ____________________

Trustee's Certificate of Authentication

This is one of the Bonds described in the Indenture mentioned on the back hereof.

COMMERCE BANK, NATIONAL ASSOCIATION

          As Trustee By ____________________________________________
               Authorized Signature



                      REVERSE SIDE OF MONTHLY INCOME BONDS

          This Bond is one of a duly authorized issue of securities (hereinafter called the "Securities") of Farmland issued and to be issued under an Indenture dated as of ____________________ (herein called the "Indenture") between Farmland and Commerce Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto and the Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Securities reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Farmland, the Trustee and the Holders and the terms upon which the Bonds are, and are to be, authenticated and delivered. The Bonds of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

          Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall not be payable to the Holder on the record date; and such Defaulted Interest may be paid by Farmland, at its election in each case, in the time and manner as provided for in the Indenture.

          Payment of the principal of, premium, if any, and interest on this Bond will be made at the office or agency of Farmland in Kansas City, Missouri; provided, however, that at the option of Farmland payment of interest other than interest paid at maturity, redemption or repayment may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.

          If an Event of Default (as defined in the Indenture) with respect to the Bonds shall occur and be continuing, the Trustee or the Holders of not less than a majority in principal amount of the outstanding Bonds may declare the principal of and accrued interest on all of the Bonds due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Farmland, the principal and accrued interest of all of the Bonds shall become due and payable without any declaration by the Trustee or the Holders.

          The Indenture contains provisions permitting Farmland and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Bonds. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Farmland and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by Farmland and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of each series under the Indenture, on behalf of the Holders of all Securities of such series, to waive compliance by Farmland with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

          No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of Farmland, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, places, and rate, and in the coin or currency, herein prescribed.

          This Bond cannot be called for redemption by Farmland any time prior to maturity.

          Except as hereinafter provided, this Bond cannot be redeemed at the option of the Holder prior to maturity. In the case of death of the Holder, Farmland will redeem this Bond upon written request to Farmland and delivery of satisfactory proof of death and other documentation and in accordance with applicable law. Redemptions will be made at the face value of the bonds plus accrued interest to the date of redemption only.

          This Bond shall be subordinate in right of payment to all money borrowed from banks, trust companies, insurance companies or pension trusts or evidenced by securities issued under the provisions of an indenture or loan or other agreement pursuant to which Senior Indebtedness is issued, whether secured or unsecured, and whether or not now owed or hereafter incurred.

          As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Register upon surrender of this Bond for registration of transfer at the office or agency of Farmland, in Kansas City, Missouri, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Farmland duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Bonds of this series having the same terms as this Bond, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Bonds are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Bond is exchangeable for a like aggregate principal amount of Bonds having the same terms as this Bond of different authorized denominations, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Bonds, but Farmland may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          Prior to due presentment of this Bond for registration of transfer, Farmland, the Trustee and any agent of Farmland or the Trustee may treat the person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither Farmland, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Bond which are defined in the Indenture shall have the meanings designated to them in the Indenture and all references in the Indenture to "Security" or "Securities" shall be deemed to include the Bonds.


          For value received, I, we and each of us hereby sell, assign and transfer the within Bond and the indebtedness evidenced thereby to



               ___________________________________________________



               of _________________________________________________
                    (ADDRESS)      (CITY OR TOWN)      STATE

          THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF FARMLAND, INDUSTRIES INC.

                {

      __________     {___________________________________

     DATE       {             (SIGNED)


ENDORSEMENT     { ___________________________________







                    (SIGNED) ______________________



                                   PRINCIPAL AMOUNT:
   BOND NUMBER:


                           FARMLAND INDUSTRIES, INC.

                          Kansas City, Missouri  64116



                         SUBORDINATED DEBENTURE BONDS,
                       FIVE-YEAR MONTHLY INCOME, SERIES G





___________________________                           _______________________
           Name                                 Date of Original Issuance





___________________________                           _______________________
           Street                                           Maturity Date



___________________________                           _______________________
City                    State                            Interest Rate


          Farmland Industries, Inc., a Kansas corporation ("Farmland", which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Bond (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

          Interest on the principal sum is payable monthly on the first day of each month following the month in which this Bond is issued to Holders of record on the last day of the preceding month. If the Maturity Date (or any date of redemption or repayment) or an interest payment date falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) or interest payment date will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment) or interest payment date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or date of redemption or repayment) or interest payment date.

          This Bond shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under the Indenture mentioned on the reverse side hereof.

ISSUED THIS                           DAY OF                         , 19

Attest:                             FARMLAND INDUSTRIES, INC.

SECRETARY ________________________ BY PRESIDENT ____________________

Trustee's Certificate of Authentication

This is one of the Bonds described in the Indenture mentioned on the back hereof.

COMMERCE BANK, NATIONAL ASSOCIATION

          As Trustee By ____________________________________________
               Authorized Signature




                      REVERSE SIDE OF MONTHLY INCOME BONDS

          This Bond is one of a duly authorized issue of securities (hereinafter called the "Securities") of Farmland issued and to be issued under an Indenture dated as of ____________________ (herein called the "Indenture") between Farmland and Commerce Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto and the Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Securities reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Farmland, the Trustee and the Holders and the terms upon which the Bonds are, and are to be, authenticated and delivered. The Bonds of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

          Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall not be payable to the Holder on the record date; and such Defaulted Interest may be paid by Farmland, at its election in each case, in the time and manner as provided for in the Indenture.

          Payment of the principal of, premium, if any, and interest on this Bond will be made at the office or agency of Farmland in Kansas City, Missouri; provided, however, that at the option of Farmland payment of interest other than interest paid at maturity, redemption or repayment may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.

          If an Event of Default (as defined in the Indenture) with respect to the Bonds shall occur and be continuing, the Trustee or the Holders of not less than a majority in principal amount of the outstanding Bonds may declare the principal of and accrued interest on all of the Bonds due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Farmland, the principal and accrued interest of all of the Bonds shall become due and payable without any declaration by the Trustee or the Holders.

          The Indenture contains provisions permitting Farmland and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Bonds. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Farmland and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by Farmland and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of each series under the Indenture, on behalf of the Holders of all Securities of such series, to waive compliance by Farmland with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.

          No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of Farmland, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, places, and rate, and in the coin or currency, herein prescribed.

          This Bond cannot be called for redemption by Farmland any time prior to maturity.

          Except as hereinafter provided, this Bond cannot be redeemed at the option of the Holder prior to maturity. In the case of death of the Holder, Farmland will redeem this Bond upon written request to Farmland and delivery of satisfactory proof of death and other documentation and in accordance with applicable law. Redemptions will be made at the face value of the bonds plus accrued interest to the date of redemption only.

          This Bond shall be subordinate in right of payment to all money borrowed from banks, trust companies, insurance companies or pension trusts or evidenced by securities issued under the provisions of an indenture or loan or other agreement pursuant to which Senior Indebtedness is issued, whether secured or unsecured, and whether or not now owed or hereafter incurred.

          As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Register upon surrender of this Bond for registration of transfer at the office or agency of Farmland, in Kansas City, Missouri, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Farmland duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Bonds of this series having the same terms as this Bond, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Bonds are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Bond is exchangeable for a like aggregate principal amount of Bonds having the same terms as this Bond of different authorized denominations, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Bonds, but Farmland may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          Prior to due presentment of this Bond for registration of transfer, Farmland, the Trustee and any agent of Farmland or the Trustee may treat the person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither Farmland, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Bond which are defined in the Indenture shall have the meanings designated to them in the Indenture and all references in the Indenture to "Security" or "Securities" shall be deemed to include the Bonds.


          For value received, I, we and each of us hereby sell, assign and transfer the within Bond and the indebtedness evidenced thereby to



               ___________________________________________________



               of _________________________________________________
                    (ADDRESS)      (CITY OR TOWN)      STATE

          THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF FARMLAND, INDUSTRIES INC.

                {

      __________     {___________________________________
     DATE       {             (SIGNED)

ENDORSEMENT     { ___________________________________



                    (SIGNED) ______________________





                                 PRINCIPAL AMOUNT:
   BOND NUMBER:

                           FARMLAND INDUSTRIES, INC.
                          Kansas City, Missouri  64116

                         SUBORDINATED DEBENTURE BONDS,
                       FIVE-YEAR MONTHLY INCOME, SERIES H


___________________________                           _______________________
           Name                                   Date of Original Issuance


___________________________                           _______________________
           Street                                           Maturity Date


___________________________                           _______________________
City                   State                              Interest Rate

          Farmland Industries, Inc., a Kansas corporation ("Farmland", which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to the owner named above or registered assigns (the "Holder"), the principal amount shown above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date), and to pay interest thereon from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance of this Bond (the "Date of Original Issuance") at the interest rate per annum specified above (the "Interest Rate"), computed on the basis of a 365-day year, until the principal hereof is paid or duly made available for payment, and to pay interest on overdue principal and, to the extent permitted by law, overdue interest at the Interest Rate. Payment of principal and interest shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

          Interest on the principal sum is payable monthly on the first day of each month following the month in which this Bond is issued to Holders of record on the last day of the preceding month. If the Maturity Date (or any date of redemption or repayment) or an interest payment date falls on a day which is not a business day, principal or interest payable with respect to such Maturity Date (or date of redemption or repayment) or interest payment date will be paid on the next succeeding business day with the same force and effect as if made on such Maturity Date (or date of redemption or repayment) or interest payment date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date (or date of redemption or repayment) or interest payment date.

          This Bond shall not be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by the Trustee under the Indenture mentioned on the reverse side hereof.

ISSUED THIS                           DAY OF                         , 19

Attest:                             FARMLAND INDUSTRIES, INC.

SECRETARY ________________________ BY PRESIDENT ____________________

Trustee's Certificate of Authentication

This is one of the Bonds described in the Indenture mentioned on the back hereof.

COMMERCE BANK, NATIONAL ASSOCIATION
          As Trustee By ____________________________________________
               Authorized Signature



                      REVERSE SIDE OF MONTHLY INCOME BONDS

          This Bond is one of a duly authorized issue of securities (hereinafter called the "Securities") of Farmland issued and to be issued under an Indenture dated as of ____________________ (herein called the "Indenture") between Farmland and Commerce Bank, National Association, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto and the Officers' Certificate (as defined in the Indenture) setting forth the terms of this series of Securities reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of Farmland, the Trustee and the Holders and the terms upon which the Bonds are, and are to be, authenticated and delivered. The Bonds of this series may bear different dates, mature at different times, bear interest at different rates, be subject to different redemption or repayment provisions and may otherwise vary and are entitled to the benefits of the Indenture.

          Any interest which is payable, but is not punctually paid or duly provided for, on any interest payment date and, to the extent permitted by law, interest on such defaulted interest at the Interest Rate (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall not be payable to the Holder on the record date; and such Defaulted Interest may be paid by Farmland, at its election in each case, in the time and manner as provided for in the Indenture.

          Payment of the principal of, premium, if any, and interest on this Bond will be made at the office or agency of Farmland in Kansas City, Missouri; provided, however, that at the option of Farmland payment of interest other than interest paid at maturity, redemption or repayment may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Register or by electronic funds transfer or similar means to an account maintained by the person entitled thereto as specified in the Register.

          If an Event of Default (as defined in the Indenture) with respect to the Bonds shall occur and be continuing, the Trustee or the Holders of not less than a majority in principal amount of the outstanding Bonds may declare the principal of and accrued interest on all of the Bonds due and payable in the manner and with the effect and subject to the conditions provided in the Indenture. Upon certain events of bankruptcy, insolvency or reorganization of Farmland, the principal and accrued interest of all of the Bonds shall become due and payable without any declaration by the Trustee or the Holders.

          The Indenture contains provisions permitting Farmland and the Trustee to enter into one or more supplemental indentures under certain situations without the consent of the Holders of any of the Bonds. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of Farmland and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by Farmland and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Outstanding Securities (as defined in the Indenture) of each series affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Outstanding Securities of each series under the Indenture, on behalf of the Holders of all Securities of such series, to waive compliance by Farmland with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Bond shall be conclusive and binding upon such Holder and upon all future Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Bond.
          No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of Farmland, which is absolute and unconditional, to pay the principal of and interest on this Bond at the times, places, and rate, and in the coin or currency, herein prescribed.

          This Bond cannot be called for redemption by Farmland any time prior to maturity.

          Except as hereinafter provided, this Bond cannot be redeemed at the option of the Holder prior to maturity. In the case of death of the Holder, Farmland will redeem this Bond upon written request to Farmland and delivery of satisfactory proof of death and other documentation and in accordance with applicable law. Redemptions will be made at the face value of the bonds plus accrued interest to the date of redemption only.

          This Bond shall be subordinate in right of payment to all money borrowed from banks, trust companies, insurance companies or pension trusts or evidenced by securities issued under the provisions of an indenture or loan or other agreement pursuant to which Senior Indebtedness is issued, whether secured or unsecured, and whether or not now owed or hereafter incurred.

          As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Register upon surrender of this Bond for registration of transfer at the office or agency of Farmland, in Kansas City, Missouri, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to Farmland duly executed by the Holder or by his attorney duly authorized in writing, and thereupon one or more new Bonds of this series having the same terms as this Bond, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Bonds are issuable only in registered form, without coupons. As provided in the Indenture, and subject to certain limitations therein set forth, this Bond is exchangeable for a like aggregate principal amount of Bonds having the same terms as this Bond of different authorized denominations, as requested by the Holder surrendering the same.

          No service charge will be made for any such registration of transfer or exchange of Bonds, but Farmland may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          Prior to due presentment of this Bond for registration of transfer, Farmland, the Trustee and any agent of Farmland or the Trustee may treat the person in whose name this Bond is registered as the owner hereof for all purposes, whether or not this Bond is overdue, and neither Farmland, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Bond which are defined in the Indenture shall have the meanings designated to them in the Indenture and all references in the Indenture to "Security" or "Securities" shall be deemed to include the Bonds.


          For value received, I, we and each of us hereby sell, assign and transfer the within Bond and the indebtedness evidenced thereby to



               ___________________________________________________



               of _________________________________________________

                    (ADDRESS)      (CITY OR TOWN)      STATE
          THIS ASSIGNMENT WILL BECOME EFFECTIVE ONLY WHEN MADE AND ENTERED ON THE BOOKS OF FARMLAND, INDUSTRIES INC.

                {

      __________     {___________________________________

     DATE       {             (SIGNED)

ENDORSEMENT     { ___________________________________



                    (SIGNED) ______________________